EXHIBIT 4.6.1




                           Dated [22] September 2004
                           -------------------------





                          GRANITE MORTGAGES 04-3 PLC
                               as Current Issuer






                                      and






                             THE BANK OF NEW YORK
                                as Note Trustee









             ----------------------------------------------------

                               ISSUER TRUST DEED


             ----------------------------------------------------







                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937




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                            CROSS-REFERENCE TABLE*

Section of Trust
Indenture Act of
1939, as amended                                              Section of Deed
----------------                                              ---------------

310(a)....................................................................14.2
310(b)....................................................................14.2
310(c)............................................................Inapplicable
311(a)................................................................10.3(kk)
311(b)................................................................10.3(kk)
311(c)............................................................Inapplicable
312(a)...................................................................5(ee)
312(b)....................................................................19.2
312(c)....................................................................19.2
313...................................................................10.3(jj)
314(a)....................................................................5(u)
314(b)...................................................................5(gg)
314(c)..............................................................16.1, 17.1
314(d)....................................................................17.1
314(e)....................................................................16.2
315(a)................................................................... 10.1
315(b)....................................................................10.8
315(c).....................................................................2.7
315(d)...................................................................10.12
316(a)...............................................................7.2, 11.2
316(b)..................................................................2.2(d)
316(c).....................................................................7.2
317(a).....................................................................6.1
317(b)....................................................................5(p)
318(a)......................................................................15
318(b)....................................................................17.4
318(c).....................................................................1.4

* This Cross-Reference Table does not constitute part of this Deed and shall not affect the interpretation of any of its terms or provisions.


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                               Table of Contents
Clause                                                                   Page

1.   Definitions............................................................1

2.   Covenant to Repay etc. ................................................3

3.   Form, Issue and Deposit of Note Certificates...........................6

4.   Covenant of Compliance.................................................9

5.   Covenants by the Current Issuer........................................9

6.   Enforcement...........................................................15

7.   Proceedings, Actions and Indemnification..............................16

8.   Application of Moneys etc.............................................18

9.   Remuneration and Indemnification of Note Trustee......................19

10.  Supplement to the Trustee Acts........................................21

11.  Modification and Waiver...............................................32

12.  Entitlement to Treat holder as owner..................................33

13.  Currency Indemnity....................................................33

14.  Appointment, Removal and Retirement of Note Trustee...................34

15.  Trust Indenture Act Prevails..........................................36

16.  Certificates and Opinions.............................................36

17.  Release of Collateral.................................................37

18.  Rights Cumulative.....................................................38

19.  Notices...............................................................38

20.  Third Party Rights....................................................39

21.  Execution in Counterparts; Severability...............................39

22.  Governing Law and Jurisdiction; Appropriate Forum.....................39

SCHEDULE 1 FORMS OF GLOBAL NOTE CERTIFICATES...............................40
SCHEDULE 2 FORMS OF INDIVIDUAL NOTE CERTIFICATES...........................84
SCHEDULE 3 CURRENT ISSUER CONDITIONS OF THE NOTES.........................118
SCHEDULE 4 PROVISIONS FOR MEETINGS OF NOTEHOLDERS.........................119



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THIS ISSUER TRUST DEED is made on [22] September 2004

BETWEEN:

(1) GRANITE MORTGAGES 04-3 PLC (registered number 5168395) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Current Issuer; and

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its London branch at 48th Floor, One Canada Square, Canary Wharf, London E14 5AL in its capacity as Note Trustee.

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Current Issuer passed on [o] September 2004 the Current Issuer authorised the creation and issue of the Current Issuer Notes.

(B) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the Current Issuer Conditions.

NOW THIS ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.      Definitions

1.1     The provisions of:

        (a) the Master Definitions Schedule as amended and restated by (and appearing as Appendix 1 to) the Master Definitions Schedule Ninth Amendment Deed made on [22] September, 2004 between, among others, the Seller, Funding and the Mortgages Trustee, and

        (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on [22] September, 2004,

        (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

        The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1.2     All references in these presents:

        (a) to principal and/or premium and/or interest in respect of the Current Issuer Notes or to any monies payable by the Current Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 4(B) (Payment Dates and Interest Periods) or, if applicable, under any undertaking or covenant given pursuant to Clause 2.2 (Covenant to Repay).



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        (b)    to "these presents" and/or to "this Deed" means this Trust
               Deed, the schedules hereto, any deed expressed to be supplemental hereto and the Current Issuer Deed of Charge all as from time to time supplemented or modified in accordance with the provisions contained in these presents and/or where applicable, therein contained.

        (c) to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

        (d) to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

        (e) to taking proceedings against the Current Issuer shall be deemed to include references to proving in the winding up of the Current Issuer.

        (f) to DTC, Euroclear and Clearstream, Luxembourg shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

1.3 Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of England.

1.4 Whenever these presents refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of these presents. All other Trust Indenture Act terms used in these presents that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule have the meanings assigned to them in the Trust Indenture Act.

1.5 For the purposes of determining whether a direction, request or consent has been received from the holders of at least 25 per cent. in Principal Amount Outstanding of any class of Notes, the Principal Amount Outstanding of any Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

1.6 "outstanding" means, in relation to the Current Issuer Notes, all the Current Issuer Notes other than:

        (a) those which have been redeemed in accordance with these presents;

        (b) those in respect of which the date for redemption in accordance with the provisions of the Current Issuer Conditions has occurred and for which the redemption moneys (including all interest accrued thereon to such date for redemption) have been duly paid to the Note Trustee or the Principal Paying Agent in the manner provided for in the Current Issuer Paying Agent and Agent Bank Agreement (and, where appropriate, notice to that effect has been



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                given to the relevant class or classes of Noteholders in
                accordance with Condition 14 (Notice to Noteholders)) and remain available for payment in accordance with the Current Issuer Conditions;

        (c) those which have been purchased and surrendered for cancellation as provided in Condition 5 (Redemption, Purchase and Cancellation) and notice of the cancellation of which has been given to the Note Trustee;

        (d)     those which have become void under Condition 7 (Prescription);

        (e) those mutilated or defaced Note Certificates which have been surrendered or cancelled and in respect of which replacement Note Certificates have been issued pursuant to Condition 13 (Replacement of Notes);

        (f) (for the purpose only of ascertaining the amount of the Current Issuer Notes outstanding and without prejudice to the status for any other purpose of the relevant Current Issuer Notes) those Note Certificates which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Notes);

               (provided that) for each of the following purposes, namely:

               (i) the right to attend and vote at any Meeting (as defined in Schedule 4 (Provisions for Meetings of Noteholders) hereto);

               (ii) the determination of how many and which Current Issuer Notes are for the time being outstanding for the purposes of Clauses 7 (Proceedings, Actions and Indemnification) and 11.2 (Waiver), Condition 10 (Enforcement of Notes) and Schedule 4 (Provisions for Meetings of Noteholders); and

               (iii) any discretion, power or authority, whether contained in these presents or provided by law, which the Note Trustee is required to exercise in or by reference to the interests of the Noteholders or any of them, those Current Issuer Notes (if any) which are for the time being held by any person (including but not limited to the Current Issuer or any subsidiary or affiliate of either for the benefit of the Current Issuer or any subsidiary or affiliate shall (unless and until ceasing to be so held) be deemed not to remain outstanding.

2.      Covenant to Repay etc.

2.1     The Current Issuer Notes: The aggregate principal amount of:

        (a)     the Series 1 Class A1 Notes is limited to US$[1,000,000,000];

        (b)     the Series 1 Class A2 Notes is limited to (euro)[500,000,000];

        (c)     the Series 1 Class A3 Notes is limited to US$[1,271,750,000];

        (d)     the Series 1 Class B Notes is limited to US$[60,350,000];



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        (e)     the Series 1 Class M Notes is limited to US$[31,950,000];

        (f)     the Series 1 Class C Notes is limited to US$[63,900,000];

        (g)     the Series 2 Class A1 Notes is limited to US$[727,250,000];

        (h)     the Series 2 Class A2 Notes is limited to (euro)[810,000,000];

        (i)     the Series 2 Class B Notes is limited to (euro)[75,300,000];

        (j)     the Series 2 Class M Notes is limited to (euro)[58,600,000];

        (k)     the Series 2 Class C Notes is limited to (euro)[140,750,000];

        (l)     the Series 3 Class A1 Notes is limited to
                (GBP)[411,250,000];

        (m)     the Series 3 Class A2 Notes is limited to
                (GBP)[600,000,000];

        (n)     the Series 3 Class B Notes is limited to (GBP)[54,350,000];

        (o)     the Series 3 Class M Notes is limited to (GBP)[42,250,000];
                and

        (p)     the Series 3 Class C Notes is limited to (GBP)[99,450,000].

2.2 Covenant to Repay: The Current Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the Final Maturity Date of the Current Issuer Notes, or on such earlier date as the same or any part thereof may become due and repayable thereunder in accordance with the Current Issuer Conditions, pay or procure to be paid unconditionally to or to the order of the Note Trustee in Sterling, Euro or US dollars, as applicable, in London or New York City, as applicable, in immediately available funds or same day funds, as applicable, the principal amount of the Current Issuer Notes repayable on that date and shall in the meantime and until all such payments (both before and after any judgment or other order of a court of competent jurisdiction) are duly made (subject to the provisions of the Current Issuer Conditions) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Current Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with Condition 4 (Interest) and on the dates on which such interest becomes due and payable in accordance with the Current Issuer Conditions provided that:

        (a) every payment of principal or interest in respect of the Current Issuer Notes or any of them to or to the account of the Paying Agents in the manner provided in the Current Issuer Paying Agent and Agent Bank Agreement shall operate in satisfaction pro tanto of the relative covenant by the Current Issuer in this Clause except to the extent that there is default in the subsequent payment thereof to the Noteholders in accordance with the Current Issuer Conditions;

        (b) if any payment of principal or interest in respect of the Current Issuer Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Noteholders or, if earlier, the seventh day after notice has been given to the Noteholders in accordance



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                with the Current Issuer Conditions that the full amount has been received by the Note Trustee or the Paying Agents, to the extent that there is a failure in the subsequent payment to Noteholders under the Current Issuer Conditions;

        (c) in any case where payment of the whole or any part of the principal amount of any Current Issuer Note is improperly withheld or refused upon due presentation thereof (if so provided in the Current Issuer Paying Agent and Agent Bank Agreement) interest shall accrue on the whole or such part of such principal amount which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid from and including the date of such withholding or refusal up to and including the date on which such principal amount due is paid to the Noteholders or (if earlier) the seventh day after notice is given to the Noteholders in accordance with the Current Issuer Conditions that the full amount (including interest as aforesaid) payable in respect of the principal amount is available for payment, provided that, upon further due presentation thereof (if so provided in the Current Issuer Paying Agent and Agent Bank Agreement), such payment is in fact made; and

        (d) notwithstanding any other provision of these presents, pursuant to Section 316(b) of the Trust Indenture Act the right of any Noteholder to receive payment of principal and interest on the Current Issuer Notes, on or after the respective due dates expressed in the Current Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

2.3 Additional Interest: The Current Issuer shall pay Additional Interest in accordance with Condition 4(B) (Payment Dates and Interest Periods).

2.4 On trust: The Note Trustee will hold the benefit of the covenants contained in this Clause 2 (Covenant to Repay, etc) on trust for the Noteholders and itself in accordance with these presents.

2.5 Note Trustee's requirements regarding Agents, etc.: At any time after a Note Event of Default shall have occurred (which shall not have been waived by the Note Trustee or remedied to its satisfaction) or the Current Issuer Notes shall otherwise have become due and repayable or Individual Note Certificates have not been issued when so required in accordance with these presents and the Global Note Certificates, the Note Trustee may:

        (a) by notice in writing to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Agent Bank, the Transfer Agent and the Registrar require such Agents or any of them pursuant to the Current Issuer Paying Agent and Agent Bank Agreement:

                (i) to act thereafter, and until otherwise instructed by the Note Trustee, as Agents respectively of the Note Trustee on the terms provided in the Current Issuer Paying Agent and Agent Bank Agreement (with consequential amendments as necessary and save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents



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                        shall be limited to the amounts for the time being
                        held by the Note Trustee on the trusts of these presents relating to the Current Issuer Notes and available for such purpose) and thereafter to hold all Note Certificates and all sums, documents and records held by them in respect of Current Issuer Notes on behalf of the Note Trustee; and/or

                (ii) to deliver up all Note Certificates and all sums, documents and records held by them in respect of the Current Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

        (b) by notice in writing to the Current Issuer require it to make all subsequent payments in respect of the Current Issuer Notes to or to the order of the Note Trustee with effect from the issue of any such notice to the Current Issuer and until such notice is withdrawn, Clause 2.2(a) above relating to the Current Issuer Notes shall cease to have effect.

2.6 Interest following Default: The rate of interest payable in respect of the Current Issuer Notes if they become immediately repayable pursuant to a notice given by the Note Trustee pursuant to the Current Issuer Conditions shall be calculated at three monthly intervals, the first of which shall commence on the expiry of the Interest Period (as defined in the Current Issuer Conditions) during which the Current Issuer Notes become so repayable, in accordance with the Current Issuer Conditions (with consequential amendments as necessary) except that the rates of interest need not be published.

2.7 Exercise by Trustee following Default: If a Note Event of Default has occurred and is continuing, the Note Trustee shall exercise any or all of the rights and powers vested in it by these presents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs in accordance with Section 315(c) of the Trust Indenture Act.

3.      Form, Issue and Deposit of Note Certificates

3.1     Global Note Certificates:

        (a) The US Notes will be initially offered and sold pursuant to a Registration Statement filed with the SEC. Each class of the US Notes will be issued in fully registered global form and be initially represented by a US Global Note Certificate and which, in aggregate, will represent the aggregate Principal Amount Outstanding of the US Notes.

        (b) The Reg S Notes will be initially offered and sold outside the United States to non-US persons pursuant to Reg S. Each class of the Reg S Notes will be issued in fully registered global form and be initially represented by a Reg S Global Note Certificate and which, in aggregate, will represent the aggregate Principal Amount Outstanding of the Reg S Notes.



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        (c)     The Global Note Certificates shall be issued by the Current
                Issuer and (1) in the case of the Dollar Notes, the Dollar Global Note Certificates will be registered in the name of Cede & Co. as nominee for DTC, and be deposited with, the DTC Custodian and (2) in the case of the Euro Notes and the Sterling Notes, the Euro Global Note Certificates and the Sterling Global Note Certificates will be registered in the name of Citivic Nominees Limited as nominee for, and will be deposited with, the Common Depositary.

        (d) Interests in the US Global Note Certificates and the Reg S Global Note Certificates shall be exchangeable, in accordance with their respective terms and as set out in Clause 3.3 (Individual Note Certificates) hereof, for Individual Note Certificates.

3.2 Form of Global Note Certificates: The Global Note Certificates shall be printed or typewritten and shall be in the form or substantially in the respective forms set out in Schedule 1 (Forms of Global Note Certificates) and may be a facsimile which the Current Issuer shall deposit with the DTC Custodian or the Common Depositary, as the case may be. Each Global Note Certificate shall represent such of the outstanding Current Issuer Notes of the relevant class as shall be specified therein and shall be endorsed with the relevant Current Issuer Conditions and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Current Issuer Notes from time to time endorsed on the relevant Global Note Certificate and that the aggregate Principal Amount Outstanding of the Current Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of these presents and the Current Issuer Paying Agent and Agent Bank Agreement. Any notation on the Register to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Current Issuer Notes represented by a Global Note Certificate shall be made by or on behalf of the Registrar in accordance with such Global Note Certificate and the Current Issuer Paying Agent and Agent Bank Agreement. The Global Note Certificates shall be issued only in registered form without coupons or talons and signed manually or in facsimile by a person duly authorised by the Current Issuer on behalf of the Current Issuer and the Current Issuer shall procure that the Global Note Certificates shall be authenticated by or on behalf of the Registrar on the Closing Date. The Global Note Certificates so executed and authenticated shall be binding and valid obligations of the Current Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Global Note Certificate. Title to the Current Issuer Notes shall only pass by and upon the registration in the Register in respect thereof in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement.

3.3 Individual Note Certificates: The Current Issuer shall issue Individual Note Certificates only if one or more of the following applies while the Current Issuer Notes are represented by Global Note Certificates. At any time after the 40th day following the later of the Closing Date and the date of the issue of such Global Note
        Certificates:

        (a) (i) (in the case of the Dollar Global Note Certificates) DTC has notified the Current Issuer that it is at any time unwilling or unable to continue as, or has ceased to be, a clearing agency registered under the Exchange Act, and a



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                successor to DTC registered as a clearing agency under the
                Exchange Act is not able to be appointed by the Current Issuer within 90 days of such notification; or (ii) (in the case of the Euro Global Note Certificates and the Sterling Global Note Certificates) both Euroclear and Clearstream, Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; or

        (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Current Issuer Notes which would not be required were the Current Issuer Notes represented by Individual Note Certificates.

        If required by this Clause 3.3 (Individual Note Certificates), then the Current Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Individual Note Certificates of the same class as the class of Current Issuer Notes represented by the relevant Global Note Certificate.

        If Individual Note Certificates are issued, the beneficial interests represented by the Reg S Global Note Certificate representing each class shall be exchanged by the Current Issuer for Reg S Individual Note Certificates of that class and the beneficial interests represented by the US Global Note Certificate representing each class shall be exchanged by the Current Issuer for US Individual Note Certificates of that class.

3.4 Form of Individual Note Certificates: The Individual Note Certificates shall be printed or typewritten in accordance with all applicable legal and stock exchange requirements and be in the form or substantially in the relevant form set out in Schedule 2 (Forms of Individual Note Certificates). Individual Note Certificates will be in the denominations, and transferable in units, of (i) US$10,000 and integral multiples of US$1,000 in excess thereof (in the case of the Dollar Notes) and (ii) (GBP)50,000 and integral multiples of
        (GBP)1,000 in excess thereof (in the case of the Sterling Notes)
        (iii) (euro)50,000 and integral multiples of (euro)1,000 in excess thereof (in the case of the Euro Notes) each, shall be serially numbered and shall be endorsed with the relevant Current Issuer Conditions and a form of transfer in the form or substantially in the relevant form also set out in Schedule 2 (Forms of Individual Note Certificates). Title to the Individual Note Certificates shall only pass by and upon the registration in the Register in respect thereof in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement. The Individual Note Certificates shall be issued only in registered form and signed manually or in facsimile by a person duly authorised by or on behalf of the Current Issuer and the Current Issuer shall procure that the Individual Note Certificates shall be authenticated by or on behalf of the Registrar. Each Individual Note Certificate so executed and authenticated shall be a binding and valid obligation of the Current Issuer notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Individual Note Certificate.



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3.5     Indemnity: If the Current Issuer is obliged to issue or procure the issue of any Individual Note Certificate pursuant to Clause 3.3 (Individual Note Certificates) but fails to do so within 30 days of the occurrence of the relevant event described in Clause 3.3 (Individual Note Certificates), then the Current Issuer shall indemnify the Note Trustee and the relevant Noteholders and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee or the relevant Noteholders in respect of the Current Issuer Notes is less than the amount that would have been received had Individual Note Certificates been issued in accordance with Clause 3.4 (Form of Individual Note Certificates). If and for so long as the Current Issuer discharges its obligations under this indemnity, the breach by the Current Issuer of the provisions of Clause 3.4 (Form of Individual Note Certificates) shall be deemed to be cured ab initio.

4.      Covenant of Compliance

4.1 Covenant: The Current Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Current Issuer Notes (including the Current Issuer Conditions), the Current Issuer Deed of Charge, the Current Issuer Paying Agent and Agent Bank Agreement, and the documents executed pursuant thereto and the other Current Issuer Transaction Documents. The Current Issuer Conditions shall be binding on the Current Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Current Issuer Notes are subject to the provisions of these presents, all of which shall be binding on the Current Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them.

4.2 On trust: The Note Trustee shall hold the benefit of the covenants contained in this Clause 4 (Covenant of Compliance) upon trust for itself and the Noteholders according to its and their respective interests.

5.      Covenants by the Current Issuer

        The Current Issuer hereby covenants with the Note Trustee that, so long as any of the Current Issuer Notes remains outstanding, it will:

        (a) Books and Records: at all times keep such books of account and records as may be necessary to comply with all applicable laws and so as to enable accounts of the Current Issuer to be prepared and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account and records at all reasonable times during normal business hours;

        (b) Accounts for Stock Exchange: cause to be prepared and certified by the Auditors of the Current Issuer in respect of each Financial Year, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange, competent listing authority and/or quotation system on which the Current Issuer Notes are listed, quoted and/or traded;

        (c) Noteholder Information: send to the Note Trustee two copies of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders or holders of securities other than its shareholders (including the Noteholders) (or any class of them) as soon as practicable after the issue or publication thereof;

        (d) Information: so far as permitted by applicable law, give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require, including without limitation the procurement by the Current Issuer of all such certificates called for by the Note Trustee pursuant to these presents or the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

        (e) Notice of Note Event of Default: give notice in writing to the Note Trustee forthwith upon becoming aware of the occurrence of any Note Event of Default or any Potential Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Current Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

        (f) Certificates Relating to Financial Information: give to the Note Trustee (a) within 14 days after demand by the Note Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year commencing with the Financial Year first ending after the date hereof and in any event not later than 180 days after the end of each such Financial Year a certificate signed by two directors of the Current Issuer to the effect that as at a date not more than seven days prior to the date of such certificate (the "certification date") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Current Issuer has complied, with all its obligations contained in these presents and each of the Current Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;

        (g) Notice of Deferral of Payments: as soon as practicable after becoming aware that any part of a payment of interest on the Current Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with Condition 4 (Interest), give notice thereof to the Noteholders in accordance with the Current Issuer Conditions and, for so long as the Current Issuer Notes are listed on the Official List of the UK Listing Authority and admitted to trading by the London Stock Exchange and/or such other exchange(s) or securities market(s) upon which the Current Issuer Notes may become listed, to the UK Listing Authority and to the London Stock Exchange and/or such other exchange(s) or securities market(s);

        (h) Further Assurances: so far as permitted by applicable law, at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Current Issuer Transaction Documents;

        (i) Agent Bank, Reference Banks etc.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Current Issuer Conditions;

        (j) Notification of Non-Payment: procure that any Paying Agent notify the Note Trustee forthwith in the event that (i) such Paying Agent does not, on or before any Payment Date or due date, as the case may be, for any payment in respect of any of the Current Issuer Notes, receive unconditionally pursuant to the Current Issuer Paying Agent and Agent Bank Agreement the full amount in the requisite currency of the monies payable on such Payment Date or due date, as the case may be, on all such Current Issuer Notes, or (ii) there are insufficient funds in Sterling, Euro or US dollars, as the case may be, available to the relevant Paying Agent to discharge the amount of the monies payable on such Payment Date or due date, as the case may be;

        (k) Notification of Late Payment: in the event of the unconditional payment to the Paying Agents or the Note Trustee of any sum due in respect of any of the Current Issuer Notes or any of them being made after the due date for payment thereof, forthwith give or procure to be given notice to the relevant Noteholders in accordance with the Current Issuer Conditions that such payment has been made;

        (l) Listing and Admission to Trading: use reasonable endeavours to maintain the listing of the Current Issuer Notes on the Official List of the UK Listing Authority and their admission to trading by the London Stock Exchange or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation or listing of the Current Issuer Notes on such other stock exchange or exchanges or securities market or markets as the Current Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation or listing of the Current Issuer Notes on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to these presents to effect such consequential amendments to these presents as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

        (m) Change of Agents, etc.: subject to the Current Issuer Paying Agent and Agent Bank Agreement, give notice to the Noteholders in accordance with the Current Issuer Conditions of any appointment, resignation or removal of any Agent Bank, Reference Bank, Paying Agent, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (not to be unreasonably withheld or delayed) thereto or any change of the Specified Office of any Agent Bank, Paying Agent, Transfer Agent or Registrar provided always that so long as any of the Current Issuer Notes remains outstanding, in the case of the termination of the appointment of the Agent Bank, the Transfer Agent or the Registrar, or so long as any of the Current Issuer Notes remains liable to prescription, in the case of the termination of the appointment of the Principal Paying Agent, no such termination shall take effect until a new Agent Bank, the Transfer Agent,

                Registrar or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Note Trustee;

        (n) Pre-Approval of Notices: obtain the prior written approval of the Note Trustee to, and upon publication promptly give to the Note Trustee and the Rating Agencies two copies of, every notice given to the Noteholders in accordance with the Current Issuer Conditions (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") of the United Kingdom of any such notice the content of which is an invitation or inducement to engage in investment activities within the meaning of Section 21 of the FSMA);

        (o) Meetings: from time to time as required or contemplated by these presents or as reasonably requested by the Note Trustee, make available through the Paying Agents or otherwise such documents as may be required by the Noteholders in connection with Meetings;

        (p)     Compliance with Current Issuer Paying Agent and Agent Bank
                Agreement: (A) observe and comply with its obligations and use its reasonable endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Current Issuer Paying Agent and Agent Bank Agreement and any notice given by the Note Trustee pursuant to Clause 2.5(a) and not make any amendment or modification to such agreement or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee and notify the Note Trustee forthwith upon becoming aware of any breach by any of the Agent Bank, the Paying Agents, the Transfer Agent and/or the Registrar, and (B) ensure that each Paying Agent under the Current Issuer Paying Agent and Agent Bank Agreement agrees in writing to (1) hold funds received by such Paying Agent for the payment of any sums due in respect of any Current Issuer Notes for the relevant Noteholders or the Note Trustee in trust to the extent required by Section 317(b) of the Trust Indenture Act, and (2) notify the Note Trustee of any default by the Current Issuer in making any such payment;

        (q) Compliance with Current Issuer Transaction Documents: observe and comply with its obligations and use its reasonable endeavours to procure that each other party to any of the Current Issuer Transaction Documents complies with and performs all its respective obligations under any Current Issuer Transaction Document and not make any amendment or modification to such agreement or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee and notify the Note Trustee forthwith upon becoming aware of any breach by such other party to any Current Issuer Transaction Document;

        (r) Individual Note Certificates: notify the Note Trustee upon the occurrence of any of the events referred to in Clause 3.3 (Individual Note Certificates) and shall promptly give notice thereto and of its obligations to issue Individual Note Certificates to the Noteholders in accordance with Condition 14 (Notice to Noteholders);

        (s) Exercise of Redemption Rights: subject to paragraph (t) below, in the event that any notice of prepayment of the Current Issuer Intercompany Loan is given under Clause 8 (Prepayment) of the Intercompany Loan Terms and Conditions, the Current Issuer shall exercise its right to redeem the Current Issuer Notes on the same Payment Date under Condition 5(D) (Optional Redemption in Full) or, as applicable, Condition 5(E) (Optional Redemption for Tax and other Reasons);

        (t) Redemption Requirements: not redeem or, as the case may be, give notice of redemption to Noteholders of all or any part of a class or classes of Current Issuer Notes pursuant to Condition 5(D) (Optional Redemption in Full) or Condition 5(E) (Optional Redemption for Tax and other Reasons) unless it shall first have provided to the Note Trustee such certificates and opinions as may be required to be given to the Note Trustee pursuant to and in accordance with Condition 5(D) (Optional Redemption in Full) or, as the case may be Condition 5(E)(Optional Redemption for Tax and other Reasons);

        (u) United States Reporting Requirements: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Current Issuer is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of Section 314(a) of the Trust Indenture Act;

        (v) Interest in Current Issuer Charged Property: ensure that, save as permitted in these presents, the Current Issuer Deed of Charge and the other Current Issuer Transaction Documents, no person other than the Current Issuer and the Note Trustee shall have any equitable or beneficial interest in the Current Issuer Charged Property;

        (w) Maintenance of Current Issuer Cash Manager: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Current Issuer Cash Management Agreement;

        (x) Tax Deduction: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Current Issuer Notes by the Current Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

        (y) United Kingdom and United States Tax Status: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United

                States as determined under United States income tax principles, and will not (and will use its best efforts to procure that any affiliate of the Current Issuer, including Funding, will not) take any position that would contradict the treatment of the Current Issuer Notes as indebtedness for United States federal income tax purposes;

        (z) Current Issuer Pre-Enforcement Priority of Payments: prior to any enforcement of the security created under the Current Issuer Deed of Charge, ensure that amounts standing to the credit of the Current Issuer Transaction Account on a Payment Date will be applied by the Current Issuer in or towards satisfaction of such of the obligations set out in the applicable Current Issuer Pre-Enforcement Priority of Payments as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or, where relevant, are likely to fall due at that time or prior to the next succeeding Payment Date have been made or provided for in full);

        (aa) Availability of Information: make available for inspection by Noteholders at the Specified Office of the Principal Paying Agent during normal business hours on any London Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to these presents, the Current Issuer Paying Agent and Agent Bank Agreement and the other Current Issuer Transaction Documents;

        (bb) Ratings: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Current Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Current Issuer, the Current Issuer agrees to use its reasonable efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Current Issuer Notes by the Rating Agencies);

        (cc) Calculations: procure that there are done on its behalf, all calculations required pursuant to the Current Issuer Conditions;

        (dd) DTC, Euroclear and Clearstream, Luxembourg: use its reasonable endeavours to procure that DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

        (ee) Information Regarding Noteholders: pursuant to Section 312(a) of the Trust Indenture Act, furnish or cause to be furnished to the Note Trustee on 31st March and 30th September of each year, commencing 31 March 2005, and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Current Issuer or of any of its Paying Agents as to the names and addresses of the Noteholders, and requiring the Note

                Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

        (ff) Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein: upon any application, demand or request by the Current Issuer to the Note Trustee to take any action under any of the provisions of these presents (other than the issuance of Current Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of
                Section 314 of the Trust Indenture Act (an "Officers' Certificate" and "Opinion of Counsel", respectively);

        (gg) Protection of Security: promptly after the execution and delivery of these presents and each supplement hereto, pursuant to Section 314(b) of the Trust Indenture Act furnish to the Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the security interests of the Note Trustee in the Current Issuer Charged Property under the Current Issuer Deed of Charge and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Current Issuer shall furnish annually to the Note Trustee, not more than three (3) months after the anniversary of the signing of this Deed, commencing with calendar year 2005, an Opinion of Counsel stating either that, in the opinion of such counsel, (i) such action has been taken as is necessary for the proper protection of the security interests of the Note Trustee in the Current Issuer Charged Property under the Current Issuer Deed of Charge and reciting the details of such action or (ii) no such action is necessary for any of such purposes;

        (hh) Authorised Signatories: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Current Issuer, together with certified specimen signatures of the same; and

        (ii) Current Issuer Notes: in order to enable the Note Trustee to ascertain the number and amount of Current Issuer Notes for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" contained in Clause 1.6, deliver to the Note Trustee forthwith upon being so requested in writing by the Note Trustee a certificate in writing signed by two Authorised Signatories of the Current Issuer setting out the total number and the principal amount of the Current Issuer Notes, if any, which:

                (i) up to and including the date of such certificate have been purchased by the Current Issuer and cancelled; and

                (ii) are at the date of such certificate beneficially held by or for the account of the Current Issuer, any of its subsidiaries or holding companies or other subsidiaries of such holding companies.

6.      Enforcement

6.1 Proceedings: At any time after the occurrence of a Note Event of Default, the Note

        Trustee may, at its discretion and without notice (and in compliance with Section 317(a) of the Trust Indenture Act), recover judgment in its own name and as trustee of an express trust against the Current Issuer for the whole amount of principal and interest remaining unpaid; institute such proceedings and/or take other action against or in relation to the Current Issuer or any other person as it may think fit to enforce the obligations of the Current Issuer under these presents, the Current Issuer Notes and/or any of the other Current Issuer Transaction Documents but it shall not be bound to take such action save as provided in Clause 7 (Proceedings, Actions and Indemnification).

6.2 Exercise of Powers: The Note Trustee shall be entitled to enforce the obligations of the Current Issuer under the Current Issuer Notes (including the Current Issuer Conditions) and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Current Issuer Conditions as scheduled to this Trust Deed, which shall be read and construed as one document with the Current Issuer Notes.

6.3 Evidence of Default: Unless the contrary be proved, proof that as regards any specified Current Issuer Note the Current Issuer has made default in paying any amount due in respect of such Current Issuer Note shall be sufficient evidence that the Current Issuer has made the like default as regards all other Current Issuer Notes in respect of which the corresponding amount is then due and payable in accordance with the Current Issuer Conditions and for the purposes of this Clause
        6.3 (Evidence of Default) an amount shall be a corresponding amount notwithstanding that it is due in respect of a Current Issuer Note of a different denomination from that in respect of the above specified Current Issuer Note. The Note Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Noteholders allowed in any judicial proceedings relative to the Current Issuer, its creditors or its property.

7.      Proceedings, Actions and Indemnification

7.1 The Note Trustee shall not be bound to take any proceedings mentioned in Clause 6.1 (Proceedings) or any other action in relation to these presents, the Current Issuer Notes or any documents executed pursuant thereto or any of the other Current Issuer Transaction Documents to which the Note Trustee is a party unless:

        (a) it shall have been so directed by an Extraordinary Resolution of the Senior Noteholders or the Mezzanine Noteholders or the Class M Noteholders or the Junior Noteholders as appropriate; or

        (b) it shall have been so requested in writing by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Senior Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Mezzanine Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Class M Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Junior Notes; and

        (c) in either case it shall have been indemnified and/or secured to its satisfaction against all liabilities, proceedings, claims, demands, costs, charges and expenses to which it may thereby become liable or which may be incurred by it in connection therewith, provided that:

                (i) the Note Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Noteholders or any other Current Issuer Secured Creditor; and

                (ii) save to the extent provided otherwise under the Current Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Mezzanine Noteholders as aforesaid unless at such time no Senior Notes are then outstanding;

                (iii) save to the extent provided otherwise under the Current Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Class M Noteholders as aforesaid unless at such time no Senior Notes and no Mezzanine Notes are then outstanding; and

                (iv) save to the extent provided otherwise under the Current Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Junior Noteholders as aforesaid unless at such time there are no Senior Notes, no Mezzanine Notes and no Class M Notes then outstanding.

7.2 Only Note Trustee to Enforce: Only the Note Trustee may enforce the provisions of these presents, the Current Issuer Conditions or the Current Issuer Notes. No Noteholder or other Current Issuer Secured Creditor shall be entitled to proceed directly against the Current Issuer or any other party to any of the Transaction Documents unless the Note Trustee having become bound as aforesaid to institute proceedings has failed to do so within 30 days of becoming so bound and such failure is continuing; provided that save to the extent provided in the Current Issuer Conditions, no Mezzanine Noteholder, no Class M Noteholder and no Junior Noteholder shall be entitled to take proceedings for the winding up or administration of the Current Issuer unless there are no outstanding Current Issuer Notes of a class with higher priority, or if Current Issuer Notes of a class with higher priority are outstanding, there is consent of Noteholders of not less than 25 per cent. of the aggregate principal amount of the Current Issuer Notes outstanding of the class or classes of Current Issuer Notes with higher priority. Notwithstanding the foregoing and notwithstanding any other provision of these presents, consistent with
        Section 316 of the Trust Indenture Act, the right of each Noteholder to receive principal and/or interest on its Current Issuer Notes on or after the due date for payment of such principal or interest in accordance with the Current Issuer Conditions or to institute suit for the enforcement of the payment of that principal and/or interest may not be impaired or affected without the consent of the such Noteholder. Notwithstanding anything herein to the contrary any action to be taken under Section 316(a) of the Trust Indenture Act shall comply with Section 316(c) of the Trust Indenture Act and the record date for the purpose of Section 316(c) shall be such date as the Current Issuer shall notify to the relevant Noteholders in accordance with the Current Issuer

        Conditions.

8.      Application of Moneys etc.

8.1 Application of Moneys: All moneys received by the Note Trustee in respect of the Current Issuer Notes or amounts payable under these presents will (including any moneys which represent principal or interest in respect of Current Issuer Notes which have become void under the Current Issuer Conditions) be held by the Note Trustee on trust to apply them (subject to Clause 8.3 (Authorised Investments)) in accordance with the Current Issuer Priority of Payments.

8.2 Investment of Moneys: If the amount of the moneys at any time available for payment of principal and interest in respect of the Current Issuer Notes under Clause 8.1 (Application of Moneys) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of the Current Issuer Notes then outstanding, the Note Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Note Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of the Current Issuer Notes then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in the manner aforesaid.

8.3 Authorised Investments: Any moneys which under the trusts herein contained may be invested by the Note Trustee may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time vary or transfer any of such Authorised Investments for or into other such Authorised Investments as the Note Trustee in its absolute discretion may determine, and shall not be responsible (save where any loss results from the Note Trustee's fraud, wilful default or negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

8.4 Payment to Noteholders: Any payment to be made in respect of the Current Issuer Notes by the Current Issuer or the Note Trustee may be made in the manner provided in the Current Issuer Conditions and any payment so made shall be a good discharge, to the extent of such payment, to the Current Issuer or the Note Trustee, as the case may be.

8.5 Production of Note Certificates: Upon any payment under Clause 8.4 (Payment to Noteholders) of principal or interest, the Note Certificate representing the relevant Current Issuer Note in respect of which such payment is made shall, if the Note Trustee so requires, be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall, in the case of part payment, require the Registrar to make a notation in the Register of the amount and date of payment thereon or, in the case of payment in full, shall cause such Note Certificate to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation, in each case subject to and in accordance with the Current Issuer Paying Agent and Agent
        Bank Agreement.

9.      Remuneration and Indemnification of Note Trustee

9.1 Normal Remuneration: The Current Issuer shall (subject as hereinafter provided) pay to the Note Trustee remuneration of such amount as shall from time to time be agreed by the Current Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Current Issuer Notes of any Series be reduced by such amount as shall be agreed between the Current Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall be payable in priority to payments to Noteholders and other Current Issuer Secured Creditors on each Payment Date subject to and in accordance with the relevant Current Issuer Priority of Payments. Such remuneration shall accrue from day to day and be payable up to and including the date when, all the Current Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Note Certificate or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to Noteholders is made.

9.2 Extra Remuneration: In the event of the occurrence of a Note Event of Default or the Note Trustee considering it expedient or necessary or being requested by the Current Issuer to undertake duties which the Note Trustee and the Current Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents, the Current Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them;

9.3 Failure to Agree: In the event of the Note Trustee and the Current Issuer failing to agree:

        (a) (in a case to which Clause 9.1 (Normal Remuneration) applies) upon normal remuneration; or

        (b) (in a case to which Clause 9.2 (Extra Remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents, or upon such additional remuneration;

        such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Current Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Current Issuer) and the determination of any such investment bank shall be final and binding upon the Note Trustee and the Current Issuer.

9.4 Expenses: In addition to the remuneration hereunder, the Current Issuer shall on written request, pay all other costs, charges and expenses (against production of invoices) which the Note Trustee may properly incur in relation to:

        (a) the negotiation, preparation and execution of, the exercise of its powers and discretions and the performance of its duties under these presents and any other Current Issuer Transaction Documents including, but not limited to legal and travelling expenses; and

        (b) any other action taken by or on behalf of the Note Trustee to enforce the obligations of the Current Issuer under or resolving any doubt in respect of these presents and/or any of the other Current Issuer Transaction Documents.

9.5 Indemnity: The Current Issuer shall indemnify the Note Trustee in respect of all proceedings, claims, demands, losses, costs, charges, expenses and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to these presents and any of the other Current Issuer Transaction Documents) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents and any of the other Current Issuer Transaction Documents provided that it is expressly stated that Clause 10.12 (Note Trustee Liable for Negligence etc.) shall apply in relation to these provisions.

9.6 Stamp Duties: The Current Issuer shall, pay all stamp duties and other duties or taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable in the United Kingdom and/or Jersey on or arising out of or in consequence of:

        (a) the execution and delivery of these presents and any other Current Issuer Transaction Document to which the Note Trustee is a party;

        (b)     the constitution and issue of the Current Issuer Notes;

        (c) the initial delivery of the Note Certificates representing the Current Issuer Notes; and

        (d) any action in any jurisdiction taken by or on behalf of the Note Trustee. If the Note Trustee (or any Noteholder or Current Issuer Secured Creditor) where permitted under these presents so to do) shall take any proceedings against the Current Issuer in any other jurisdiction and if for the purpose of any such proceedings these presents or any Note Certificates are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Current Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

9.7 VAT: The Current Issuer shall in addition pay to the Note Trustee an amount equal to any value added tax or similar tax chargeable in respect of its remuneration under these presents.

9.8 Interest: Subject as provided in Clause 9.9 (Payment), all sums payable by the Current Issuer under this Clause 9 (Remuneration and Indemnification of Note

        Trustee) shall be payable on demand or, in the case of any remuneration payable under Clause 9.1 (Normal Remuneration) on the due date specified therein and shall carry interest at the rate per annum, which is one per cent. per annum above the base rate from time to time of the National Westminster Bank Plc from the date on which they were paid, charged or incurred by the Note Trustee or, in the case of remuneration, the due date for payment thereof, to the date of actual payment, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand.

9.9 Payment: Notwithstanding the other provisions of this Deed, any amount owing by the Current Issuer pursuant to this Clause 9 (Remuneration and Indemnification of Note Trustee) shall only be payable by the Current Issuer subject to and in accordance with the applicable Current Issuer Priority of Payments which applies at such time.

9.10 Apportionment: The Note Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Current Issuer Notes any costs, charges, expenses or liabilities incurred under these presents have been incurred or to allocate such costs, charges, expenses or liabilities between two or more Series of Current Issuer Notes.

9.11 Survival: Unless otherwise specifically stated in any discharge of this Deed, the provisions of this Clause 9 (Remuneration and Indemnification of Note Trustee) shall continue in full force and effect notwithstanding such discharge.

10.     Supplement to the Trustee Acts

10.1 Trustee Act 1925 and Trustee Act 2000: The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 and the Trustee Act 2000 of England and Wales and by way of supplement thereto it is expressly declared as set out in the remaining provisions of this Clause 10 (Supplement to Trustee Acts) (which provisions, except as expressly provided therein, shall be in lieu of the provisions contained in Section 315(a) of the Trust Indenture Act).

10.2    Reliance on Information:

        (a) The Note Trustee may in relation to these presents or the Current Issuer Transaction Documents act and rely upon the opinion or advice of, or a certificate or a report or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Current Issuer, the Note Trustee or otherwise, whether or not any of the aforesaid or any engagement letter or other document entered into by the Note Trustee and the relevant person in connection therewith contains any monetary or other limit on the liability of the relevant person and the Note Trustee shall not be responsible for any loss occasioned by so acting or relying on. Any such opinion, advice, certificate or information may be sent or obtained by letter, facsimile reproduction or in any other form and the Note Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest.

        (b) Except in the event of wilful default or manifest error, the Note Trustee may call for and shall be entitled to rely upon a certificate, reasonably believed by it to be genuine, of the Current Issuer or any other person in respect of every matter and circumstance for which a certificate is expressly provided for under these presents, the Current Issuer Conditions or any other Current Issuer Transaction Document and to call for and rely upon a certificate of the Agent Bank, any Paying Agent, Registrar, Transfer Agent, any Reference Bank or any other person reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of such Agent Bank, Paying Agent, Registrar, Transfer Agent, Reference Bank or such other person as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so.

10.3    Powers and Duties:

        (a) The Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the nature, status, creditworthiness or solvency of the Current Issuer. Each Noteholder and each other Current Issuer Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Current Issuer and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder and other Current Issuer Secured Creditors shall not rely on the Note Trustee in respect thereof.

        (b) Save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any Current Issuer Transaction Document or any other document entered into in connection therewith or any security thereby constituted or purported to be constituted thereby nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court.

        (c) The Note Trustee shall not be responsible for the scope or accuracy of any recitals, statements, warranty, representation or covenant of any party (other than the Note Trustee) contained herein or in any other Current Issuer Transaction Document or any other document entered into in connection therewith and shall assume the accuracy and correctness thereof.

        (d) The Note Trustee may accept without enquiry, requisition or objection such title as the Current Issuer may have to the Current Issuer Charged Property or as Funding may have to the Funding Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into or be liable for any defect in the title of the Current Issuer to the Current Issuer Charged Property or of Funding to the Funding Charged Property or any part thereof from time to time whether or not any defect was known to the

                Note Trustee or might have been discovered upon examination, inquiry or investigation and whether or not capable of remedy.

        (e) The Note Trustee shall not be bound to give notice to any person of the execution of these presents or of an Event of Default under the Current Issuer Intercompany Loan Agreement nor shall it have any duty to make any investigation in respect of or in any way be liable whatsoever for the registration, filing, protection or perfection of any security constituted by any Current Issuer Transaction Document relating to the Current Issuer Charged Property or the priority of the security created thereby and shall not be liable for any failure, omission or defect in perfecting, protecting, procuring the registration of or further assuring the security created or purported to be created thereby.

        (f) The Note Trustee shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of these presents or any other document.

        (g) The Note Trustee shall be under no obligation to monitor or supervise and shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the performance or observance by the Current Issuer or any other person of the provisions of these presents or any other Current Issuer Transaction Document and shall be entitled to assume that each person is properly performing and complying with its obligations.

        (h) The Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Current Issuer Charged Property or any Current Issuer Transaction Document.

        (i) The Note Trustee shall have no responsibility whatsoever to any Current Issuer Secured Creditor as regards any deficiency which might arise because the Note Trustee is subject to any Tax in respect of the Current Issuer Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required by law to make any withholding or deduction from any payment to any Current Issuer Secured Creditor.

        (j) The Note Trustee will not be responsible or liable for any inadequacy or unfitness of any Current Issuer Charged Property as security or any decline in value of any loss realised upon any disposition of the Current Issuer Charged Property.

        (k) The Note Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss or theft of the Current Issuer Charged Property.

        (l) The Note Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under these presents or under any of the other Current Issuer Transaction Documents save where the same arises as a result of the Note Trustee's fraud, wilful default or negligence.

        (m) The Note Trustee shall not be responsible for the receipt or application by the Current Issuer of the proceeds of the Current Issuer Notes, the exchange of any Global Note Certificate for another Global Note Certificate or Individual Note Certificates or the exchange of any Individual Note Certificate for another Individual Note Certificate or the delivery of any Global Note Certificate or Individual Note Certificates to the person(s) entitled to it or them.

        (n) The Note Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Note Trustee may determine, including for the purpose of depositing with a custodian this Deed or any Current Issuer Transaction Document and the Note Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person.

        (o) The Note Trustee shall (save as expressly otherwise provided in these presents or in any other Current Issuer Transaction Document) as regards all rights, powers, authorities and discretions vested in it by these presents or any other Current Issuer Transaction Document, or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and whenever the Note Trustee is bound to act at the request or direction of the Noteholders or any class of them, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, expenses, damages and liabilities which it may incur by so doing.

        (p) The Note Trustee as between itself and the Noteholders or any class of them shall have full power to determine all questions and doubts arising in relation to any of the provisions of these presents and/or any other Current Issuer Transaction Document and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee, the Noteholders and the other Current Issuer Secured Creditors.

        (q) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including without limitation any power to authorise any amendment or to waive any breach or to make any determination) the Note Trustee shall always have regard to all the Noteholders, provided that:

                (i)     without prejudice to the provisions of sub-paragraph
                        (ii) below where it is required to have regard to the interests of the Noteholders, it shall have regard to the interests of the Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for any individual Noteholder resulting from their being domiciled or resident or otherwise connected with or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Current Issuer, the Note Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

                (ii) except where expressly provided otherwise in these presents or any other Current Issuer Transaction Document, the Note Trustee shall solely have regard to the interests of the Noteholders provided that (a) if in the opinion of the Note Trustee there is a conflict between the interests of the Senior Noteholders, on the one hand and the interests of the Mezzanine Noteholders, the Class M Noteholders and/or the Junior Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Senior Noteholders or (b) if in the opinion of the Note Trustee there is a conflict between the interests of the Mezzanine Noteholders on the one hand and the interests of the Class M Noteholders and/or the Junior Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Mezzanine Noteholders or (c) if in the opinion of the Note Trustee there is a conflict between the interests of the Class M Noteholders on the one hand and the interests of the Junior Noteholders on the other hand the Note Trustee shall have regard only to the interests of the Class M Noteholders, but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

                (iii) it shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for any other Current Issuer Secured Creditor or any other person.

        (r) The Note Trustee may determine whether or not a default in the performance by the Current Issuer of any obligation under the provisions of this Deed or any other Current Issuer Transaction Document or a default in the performance by Funding of any obligation under the Current Issuer Intercompany Loan Agreement is capable of remedy and/or whether the same is materially prejudicial to the interests of the Noteholders or any class or classes of them and if the Note Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Noteholders or any class or classes of them, such certificate shall be conclusive and binding upon the Current Issuer, the Noteholders and the other Current Issuer Secured Creditors.

        (s) The Note Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of monies).

        (t) In relation to any asset held by the Note Trustee under these presents, the Note Trustee may appoint any person to act as its nominee on any terms.

        (u) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Deed and the Current Issuer Transaction Documents and also his charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Deed and the Current Issuer Transaction Documents, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person.

        (v) The Note Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by these presents or any of the other Current Issuer Transaction Documents, act by responsible officers or a responsible officer for the time being of the Note Trustee. The Note Trustee may also, whenever it thinks expedient in the interests of the Noteholders, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by these presents or any of the other Current Issuer Transaction Documents. Any such delegation may be made upon such terms and subject to such Current Issuer Conditions and subject to such regulations (including power to sub-delegate) as the Note Trustee may think fit in the interests of the Noteholders. The Note Trustee shall give prompt notice to the Current Issuer of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to the Current Issuer.

        (w) If the Note Trustee exercises reasonable care in selecting any custodian, agent, delegate, nominee or any other person appointed under this Clause 10.3 (Powers and Duties) (each, an "Appointee") it will not have any obligation to supervise such Appointee or be responsible for any loss, liability, costs, claim, proceedings or expenses incurred by reason of such Appointee's misconduct, omission or default or the misconduct, omission or default of any substitute lawfully appointed by such Appointee.

        (x) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Note Trustee in its absolute discretion but having regard to current rates of exchange if available and the Note Trustee shall not be liable for any loss occasioned by the said conversion under this paragraph (x) and any rate mentioned and date so specified shall be binding on the Current Issuer Secured Creditors.

        (y) Any consent given by the Note Trustee for the purposes of these presents or any of the other Current Issuer Transaction Documents may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit and may be given retrospectively.

        (z) The Note Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Note Trustee assigned by the Note Trustee to administer its corporate trust matters unless the Note Trustee was negligent in ascertaining the pertinent facts.

        (aa) The Note Trustee shall not (unless required by law or ordered to do so by a court of competent jurisdiction) be required to disclose to any Noteholder or any other person any information made available to the Note Trustee by the Current Issuer or any other person in connection with the trusts of these presents or any other Current Issuer Transaction Documents and no Noteholder or any other person shall be entitled to take any action to obtain from the Note Trustee any such information. The Note Trustee shall not be responsible for exercising the rights of any of the parties under the Current Issuer Transaction Documents or considering the basis upon which the approvals or consents are granted by any of the parties under the Current Issuer Transaction Documents.

        (bb) Notwithstanding anything else in these presents, the Current Issuer Notes or any other Current Issuer Transaction Document, the Note Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any governmental agency or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

        (cc) The Note Trustee shall not be liable to any person by reason of having acted upon an Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution whether in writing or purporting to have been passed at any Meeting of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the Meeting or the passing of the resolution or (in the case of an Extraordinary Resolution or other resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or other resolution or that for any reason the resolution was not valid or binding upon such Noteholders.

        (dd) Without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of any fact or matter in relation to the Current Issuer or required to be certified by the Current Issuer under the Current Issuer Conditions, a certificate signed by two directors of the Current Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate.

        (ee) The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Note Certificate purporting to be such and subsequently found to be forged or not authentic.

        (ff) The Note Trustee shall not be liable to the Current Issuer or any Noteholder by reason of having accepted as valid or not having rejected any entry on the Register later found to be forged or not authentic and can assume for all purposes in relation hereto that any entry on the Register is correct.

        (gg) The Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to these presents or any of the other Current Issuer Transaction Documents, (i) that such exercise will not be materially prejudicial to the interests of any class of Senior Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Senior Notes would not be adversely affected by such exercise, (ii) that such exercise will not be materially prejudicial to the interests of any class of Mezzanine Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Mezzanine Notes would not be adversely affected by such exercise, (iii) that such exercise will not be materially prejudicial to the interests of the Class M Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Class M Notes would not be adversely affected by such exercise and
                (iv) that such exercise will not be materially prejudicial to the interests of any class of Junior Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Junior Notes will not be adversely affected by such exercise.

        (hh) The Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of the Current Issuer Notes standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic.

        (ii) The Note Trustee shall have no responsibility for the maintenance of any rating of any of the Current Issuer Notes by the Rating Agencies or any other person.

        (jj) If required by Section 313(a) of the Trust Indenture Act, within 60 days after 31st December of any year and commencing 31 December 2004, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Section 313(a) of the Trust Indenture Act. The Note Trustee also shall comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act. Reports delivered pursuant to this paragraph (jj) shall be sent as provided in Clause 19 (Notices).

        (kk) The Note Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Note Trustee who has resigned or been removed shall be subject to

                Trust Indenture Act Section 311(a) to the extent indicated therein. The provisions of Trust Indenture Act Section 311 shall apply to the Current Issuer as the obligor of the Current Issuer Notes.

        (ll) If a Note Event of Default occurs and is continuing and if it is known to an Authorised Officer of the Note Trustee, the Note Trustee shall mail to each Noteholder notice of such Note Event of Default within 90 days after it occurs.

        (mm) The Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificates and Opinions of Counsel delivered to the Note Trustee in accordance with paragraphs (u) (United States Reporting Requirements), (ee) (Information Regarding Noteholders) or (ff) (Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein) of Clause 5 (Covenants by Current Issuer) or Clause 16 (Certificates and Opinions), and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificates and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificates and Opinions of Counsel.

        (nn) The powers conferred by these presents upon the Note Trustee or any Receiver shall be in addition to and not in substitution for any powers which may from time to time be conferred on the Note Trustee or any such Receiver by statute or under common law.

        (oo) The Note Trustee has no duties or responsibilities except those expressly set out in this Deed or in the other Current Issuer Transaction Documents.

        (pp) In the absence of knowledge or express notice to the contrary, the Note Trustee may assume without enquiry (other than requesting a certificate of the Current Issuer) that no Current Issuer Notes are for the time being held by or for the benefit of the Current Issuer.

        (qq) The Note Trustee may, without the consent of the Current Issuer or the Noteholders prescribe such regulations regarding the giving of directions by the Noteholders as provided in the Current Issuer Conditions, as the Note Trustee may in its sole discretion determine.

        (rr) Without prejudice to the provisions of any Current Issuer Transaction Documents relating to insurance, the Note Trustee shall not be under any obligation to insure any of the Current Issuer Charged Property or the Funding Charged Property or any deeds or documents of title or other evidence in respect of the Current Issuer Charged Property or the Funding Charged Property or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any liability which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

        (ss) The Note Trustee shall have no liability whatsoever for any loss, cost, damages or expenses directly or indirectly suffered or incurred by a person as



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


                a result of the delivery by the Note Trustee to the Current Issuer or to any other party to the Current Issuer Transaction Documents of a certificate as to material prejudice pursuant to the Current Issuer Conditions or any Current Issuer Transaction Documents on the basis of an opinion formed by it in good faith.

        (tt) For the purpose of either Condition 5(D) (Optional Redemption in Full) or Condition 5(E) (Optional Redemption for Tax and other Reasons), the Note Trustee shall not be satisfied that the Current Issuer will be in a position to fulfil its obligations referred to therein unless, inter alia, either (i) the Current Issuer has available to it sufficient cash in the Current Issuer Transaction Account and/or in Authorised Investments which will mature on or before the relevant Payment Date or (ii) the Current Issuer has entered into a legally binding contract with an entity (a) the long term unsecured debt of which is rated at least as high as the then current rating of the Current Issuer Notes by the Rating Agencies or (b) any of whose short term unsecured debt is rated A-1 by S&P and P-1 by Moody's to provide sufficient cash on or before the relevant Payment Date, in each case to enable the Current Issuer to fulfil its obligations as aforesaid.

10.4 No Financial Liability: Notwithstanding any other provision of these presents or of any other Current Issuer Transaction Document, nothing shall require the Note Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with these presents or any other Current Issuer Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. The Note Trustee shall not be responsible for exercising the rights of any of the parties under the Current Issuer Transaction Documents or considering the basis upon which the approvals or consents are granted by any of the parties under the Current Issuer Transaction Documents.

10.5 Ascertaining Default: The Note Trustee shall not be responsible or liable for:

        (a) exercising any rights or powers which are assigned to it by any party to the Current Issuer Transaction Documents, including, without limitation, any servicing, administration and management functions in relation to the Mortgage Loans and shall not be liable to any person for the exercise or non-exercise of any such rights and powers;

        (b) ascertaining whether a default has occurred under the terms of any of the Current Issuer Transaction Documents and nor is the Note Trustee responsible for taking any action in connection with any such default or alleged default;

10.6 Rating of Current Issuer Notes: The Note Trustee shall have no responsibility for the maintenance of any rating of the Current Issuer Notes by the Rating Agencies or any other credit-rating agency or any other person.

10.7 Delivery of Certificates: The Note Trustee shall have no liability whatsoever for any loss, cost damages or expenses directly or indirectly suffered or incurred by the



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


        Current Issuer, any Noteholder or any other person as a result of the delivery by the Note Trustee of a certificate, or the omission by it to deliver a certificate, to the Current Issuer as to material prejudice, on the basis of an opinion formed by it in good faith.

10.8    Assumption of No Default: Except to the extent required pursuant to
        Section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to ascertain whether any Current Issuer Note Event of Default or Potential Current Issuer Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such Current Issuer Note Event of Default or Potential Current Issuer Event of Default has happened and that the Current Issuer is observing and performing all the obligations on its part under the Current Issuer Notes and these presents and no event has happened as a consequence of which any Current Issuer Notes may become repayable.

10.9 Assumption of no Intercompany Loan Default: The Note Trustee shall not be bound to ascertain whether any Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and that Funding is observing and performing all the obligations on its part;

10.10 Commercial Transactions: The Note Trustee shall not, and no director, officer or employee of any corporation being a Note Trustee hereof shall by reason of the fiduciary position of the Note Trustee be in any way precluded from making any commercial contracts or entering into any commercial transactions with any party to the Current Issuer Transaction Documents, whether directly or through any subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of any party to the Current Issuer Transaction Documents, and without prejudice to the generality of these provisions, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending monies upon or making payments in respect of or any stock, shares, debenture stock, debentures or other securities of any party to the Current Issuer Transaction Documents or any contract of banking or insurance of any party to the Current Issuer Transaction Documents and neither the Note Trustee nor any such director, officer or employee shall be accountable to any Noteholder or to any party to the Current Issuer Transaction Documents for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions, and the Note Trustee and any such director, officer or employee shall also be at liberty to retain the same without accounting therefor.

10.11 Disapplication: Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

10.12 Note Trustee Liable for Negligence etc.: Notwithstanding any other provision of



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


        these presents, in compliance with Section 315(d) of the Trust Indenture Act, none of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee under these presents (including any requirement under the Trust Indenture Act), having regard to the provisions of these presents conferring on the Note Trustee any powers, authorities or discretions, relieve the Note Trustee from or indemnify the Note Trustee against any liabilities which by virtue of any rule of law (including any provision of the Trust Indenture Act) would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

11.     Modification and Waiver

11.1 Modification: The Note Trustee may without the consent or sanction of relevant class or classes of the Noteholders at any time and from time to time concur with the Current Issuer in making any modification (except a Basic Terms Modification (as defined in Schedule 4 (Provisions for Meetings of Noteholders) hereto)) (i) to these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents, provided that the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the relevant class or classes of Noteholders; or (ii) to these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents, if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest error or proven error; or (iii) to any of the Current Issuer Transaction Documents which it may be necessary to make or which are required by the Rating Agencies in respect of any New Issuer or any other person who has executed an Accession Undertaking pursuant to Clause 3.11 (New Intercompany Loans) of the Funding Deed of Charge or Clause 2.2 (New Intercompany Loan Agreement) of the Intercompany Loan Terms and Conditions. Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Current Issuer to the Noteholders and the Rating Agencies in accordance with the Current Issuer Conditions as soon as practicable thereafter. So long as any of the Current Issuer Notes are rated by the Rating Agencies, the Current Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Current Issuer Notes and/or the Current Issuer Transaction Documents provided that such change would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

11.2 Waiver: Subject as expressly provided otherwise in the Current Issuer Notes or in any other Current Issuer Transaction Document, the Note Trustee may from time to time and at any time without the consent or sanction of the relevant class or classes of Noteholders and without prejudice to its rights in respect of any subsequent breach, but only if and in so far as in its opinion the interests of the relevant class or classes of Noteholders shall not be materially prejudiced thereby, waive or authorise any breach or proposed breach by the Current Issuer or any other party thereto of any of the covenants or provisions contained in these presents or in any of the other Current

        Issuer Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents and the Current Issuer Notes provided always that the Note Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by an Extraordinary Resolution, or of a request in writing made by the holders of not less than 25 per cent. in aggregate principal amount of the relevant class of Current Issuer Notes then outstanding, in accordance with the Current Issuer Conditions (but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made). Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Current Issuer to the Noteholders in accordance with the Current Issuer Conditions as soon as practicable thereafter. The provisions of this Clause 11.2 (Waivers) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from these presents and the Current Issuer Notes, as permitted by the Trust Indenture Act.

11.3 Material prejudice: For the avoidance of doubt (in the context of deciding material prejudice in respect of Clauses 11.1 (Modifications) and 11.2 (Waiver)), if the Note Trustee considers in its sole opinion that the Noteholders of the same class of any or all series to which the modification or waiver relates are materially prejudiced by such waivers, the Note Trustee will not be able to sanction such modification or waiver itself, and will instead require an Extraordinary Resolution of the Noteholders of the Current Issuer Notes of such class outstanding to be passed by means of a Meeting. In accordance with the general provision contained herein, such Extraordinary Resolution must also be ratified by the Noteholders of the Current Issuer Notes of the higher class or classes in order for the Extraordinary Resolution which seeks approval of the modification or waiver to be valid and effective.

12. Entitlement to Treat holder as owner

        The Current Issuer, the Note Trustee and any Paying Agent may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Note Certificate as the absolute owner of such Note Certificate, for all purposes (whether or not such Current Issuer Note represented by such Note Certificate shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of loss or theft of such Note Certificate), and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Current Issuer, the Note Trustee and the Paying Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Current Issuer Note.

13.     Currency Indemnity

13.1 Currency and Indemnity: The sole currency of account and payment (the "Contractual Currency") for all sums payable by the Current Issuer under or in connection with these presents, the Current Issuer Notes and the other Current Issuer Secured Obligations including damages is
        (a) in relation to any class of Current Issuer Notes, the currency in which such class of Current Issuer Notes is denominated and



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


        (b) in relation to Clauses 9.1 (Normal Remuneration), 9.2 (Extra Remuneration), 9.3 (Failure to Agree), 9.4 (Expenses), 9.5 (Indemnity), 9.7 (VAT) and 9.8 (Interest), pounds sterling. An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Current Issuer or otherwise), by the Note Trustee or any Noteholder or other Current Issuer Secured Creditors in respect of any sum expressed to be due to it from the Current Issuer will only discharge the Current Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under these presents or the Current Issuer Notes, or the other Current Issuer Transaction Documents the Current Issuer will indemnify the recipient against any loss sustained by it as a result. In any event, the Current Issuer will indemnify the recipient against the cost of making any such purchase.

13.2 Indemnities Separate: The indemnities in these presents constitute separate and independent obligations from the other obligations in these presents and the other Current Issuer Transaction Documents, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Note Trustee and/or any Noteholder or other Current Issuer Secured Creditor and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under these presents, the Current Issuer Notes, any other Current Issuer Transaction Documents or any other judgment or order. Any such loss as referred to in Clause 13.1 (Currency and Indemnity) shall be deemed to constitute a loss suffered by the Note Trustee, the Noteholders or the relevant Current Issuer Secured Creditors and no proof or evidence of any actual loss shall be required by the Current Issuer or its liquidator or liquidators.

14.     Appointment, Removal and Retirement of Note Trustee

14.1 Power of Current Issuer: Subject to the provisions of this Clause 14 (Appointment, Removal and Retirement of Note Trustee), the power of appointing a new Note Trustee in place of an existing Note Trustee shall be vested in the Current Issuer but such appointment or removal must be approved by (save to the extent otherwise provided in the Current Issuer Conditions) an Extraordinary Resolution of the Senior Noteholders, the Mezzanine Noteholders, the Class M Noteholders and the Junior Noteholders of the Notes then outstanding. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof, one at least of which shall be a trust corporation. Any appointment of a new Note Trustee and any retirement of an existing Note Trustee hereof shall as soon as practicable thereafter be notified by the Current Issuer to the Noteholders. Any new Note Trustee must meet the requirements set out in Clause 14.2 (Eligibility and Disqualification) and Clause 14.6 (Retirement or Removal Not Effective).

14.2 Eligibility and Disqualification: This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the



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


        Note Trustee has or shall acquire any "conflicting interest" within the meaning of Trust Indenture Act Section 310(b), the Note Trustee and the Current Issuer shall comply with the provisions of Trust Indenture Act Section 310(b); provided, however, that there shall be excluded from the operation of Trust Indenture Act Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Current Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310(b)(1) are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 14.2 (Eligibility and Disqualification), the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 14.5 (Retirement or Removal of Note Trustee).

14.3 Powers of Note Trustee to appoint: Notwithstanding the provisions of Clause 14.1 (Power of Current Issuer), the Note Trustee may (as attorney for the Current Issuer) upon giving prior notice to the Current Issuer but without the consent of the Current Issuer or the Noteholders appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

        (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders; or

        (b) for the purposes of conforming to any legal requirements, restrictions or Current Issuer Conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

        (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Current Issuer Transaction Documents against the Current Issuer or any other party thereto.

        The Current Issuer hereby irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents and any other Current Issuer Transaction Document to which the Note Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents or any of the other Current Issuer Transaction Documents to which the Note Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as costs, charges and expenses incurred by the Note Trustee.

14.4 Multiple Trustees: Whenever there shall be more than two trustees hereof, the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by these presents and any of the other Current Issuer Transaction Documents in the Note Trustee generally.



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


14.5    Retirement or Removal of Note Trustee: Subject as provided in Clause
        14.6 (Retirement or Removal not Effective), any Note Trustee for the time being of this Deed may retire at any time upon giving not less than three months' prior notice in writing to the Current Issuer without assigning any reason therefor and without being responsible for any costs resulting from such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents

14.6 Retirement or Removal not Effective: The retirement or removal of any Note Trustee shall not become effective unless (i) there remains at least one trustee hereof being a trust corporation in office upon such retirement or removal and (ii) while the Bank of New York remains Note Trustee, the Bank of New York, in its capacity as Security Trustee shall also retire or be removed simultaneously. The Current Issuer covenants that, in the event of a trustee (being a sole trustee or the only trust corporation) giving notice or being removed under Clause
        14.5 (Retirement or Removal of Note Trustee) it shall use its best endeavours to procure a new Note Trustee of these presents (being a trust corporation) to be appointed as soon as reasonably practicable thereafter (for the avoidance of doubt, on the same terms as these presents). If within 30 days of having given notice of its intention to retire, the Current Issuer has failed to appoint a replacement Note Trustee, the outgoing Note Trustee will be entitled to appoint its successor provided that the Rating Agencies confirm that the then current ratings of the Current Issuer Notes shall not be either downgraded or reviewed as a result of such appointment.

15.     Trust Indenture Act Prevails

        If any provision of these presents limits, qualifies or conflicts with another provision which is required to be included in these presents by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall be deemed to be incorporated into these presents and shall prevail.

16.     Certificates and Opinions

16.1 Evidence of Compliance as to Conditions Precedent: Upon any request or application by the Current Issuer to the Note Trustee to take any action under this Trust Deed or these presents, the Current Issuer shall furnish to the Note Trustee in accordance with Section 314(c) of the Trust Indenture Act:

        (a) an Officers' Certificate (which shall include the statements set forth in Clause 16.2 (Statements Required in Certificates and Opinions) below stating that, in the opinion of the signers, all conditions precedent, if any, provided for in these presents relating to the proposed action have been complied with; and

        (b) an Opinion of Counsel (which shall include the statements set forth in Clause 16.2 (Statements Required in Certificates and Opinions) below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in these presents relating to the proposed action have been complied with.

16.2 Statements required in Certificates and Opinions: Each certificate and opinion with respect to compliance with a condition or covenant provided for in these presents or these presents, in accordance with
        Section 314(e) of the Trust Indenture Act, shall



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


        include:

        (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

17.     Release of Collateral

17.1 Limitation on Release: Except to the extent expressly provided in this Clause 17 (Release of Collateral), the Note Trustee shall release the property from the security constituted by the Current Issuer Deed of Charge only upon receipt of a request from the Current Issuer accompanied by an Officers' Certificate, an Opinion of Counsel and certificates of independent parties in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1) ("Independent Certificates") or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

17.2 Fair Value: Prior to the release of any property or securities subject to the lien of the Current Issuer Deed of Charge, the Current Issuer shall, in addition to any obligation imposed in this Clause 17 (Release of Collateral) or elsewhere in these presents, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Current Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters. Whenever the Current Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in this Clause 17.2 (Fair Value), the Current Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Current Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Current Issuer, as set forth in the certificates delivered pursuant to this Clause 17 (Release of Collateral), is 10% or more of the Principal Amount Outstanding of the Current Issuer Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Current Issuer as set forth in the related Officers' Certificate is less than $25,000 (or its equivalent) or less than one per cent. of the Principal Amount Outstanding of the Current Issuer Notes.

17.3 No Impairment: Whenever any property is to be released from the security constituted by the Current Issuer Deed of Charge, the Current
        Issuer shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate that in the opinion of such person the proposed release will not impair the security under the Current Issuer Deed of Charge in contravention of the provisions hereof.

17.4 Payments under Current Issuer Transaction Documents: Notwithstanding anything to the contrary contained herein, the Current Issuer may (a) make cash payments out of the Current Issuer Bank Accounts relating to the Current Issuer Notes as and to the extent permitted or required by the Current Issuer Transaction Documents (b) act in relation to the Current Issuer Charged Property as permitted under the Current Issuer Deed of Charge and (c) take any other action not inconsistent with the Trust Indenture Act.

18.     Rights Cumulative

        The respective rights of the Note Trustee and the Noteholders to these presents are cumulative and may be exercised as often as each considers appropriate and are in addition to their respective rights under the general law. No failure on the part of the Note Trustee or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in these presents are cumulative and not exclusive of any remedies provided by law.

19.     Notices

19.1 Any notices or other communication or document to be given or delivered pursuant to these presents to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

        (a) in the case of the Current Issuer, to Granite Mortgages 04-3 plc c/o Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of The Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

        (b) in the case of the Note Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number 020 7964 6061/6399) for the attention of (Corporate Trust) Global Structured Finance;

        or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 19 (Notices).

19.2 Communications by Noteholders with other Noteholders: Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under these presents or the Current Issuer Notes. The Current Issuer and the Note Trustee shall have the protection of Trust Indenture Act Section 312(c).

19.3 Notices to Noteholders: Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail to (a) all Noteholders as the names and addresses of such Noteholders appear upon the Register and (b) such Noteholders to whom Trust Indenture Act
        Section 313(c) requires reports to be transmitted.

20.     Third Party Rights

        A person who is not a party to these presents may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

21.     Execution in Counterparts; Severability

21.1 Counterparts: This Trust Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

21.2 Severability: Where any provision in or obligation under these presents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under these presents, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

22.     Governing Law and Jurisdiction; Appropriate Forum

22.1 Governing Law: These presents and the Current Issuer Notes are governed by, and shall be construed in accordance with, English law.

22.2 Jurisdiction: Each of the parties hereto agrees for the benefit of the Note Trustee and the Noteholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with these presents and, for such purposes, irrevocably submits to the jurisdiction of such courts.

22.3 Appropriate Forum: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS of which these presents has been executed by the parties hereto as a deed which has been delivered on the date first appearing on page one.

                                  SCHEDULE 1
                       FORMS OF GLOBAL NOTE CERTIFICATES

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                  SERIES 1 CLASS [o] GLOBAL NOTE CERTIFICATE

                                 representing
             US$[o] Series 1 Class [o] Floating Rate Notes due [o]


1.      Introduction

        This Series 1 Class [o] Global Note Certificate is issued in respect of the US$[o] Series 1 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                                [o] US Dollars
                                   (US$[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                                  CEDE & CO.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                                [o] US Dollars

                                   (US$[o])
        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] US Dollars (US$[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the custodian for DTC of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) The Depository Trust Company ("DTC") has notified the Current Issuer that it is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a successor to DTC registered as a clearing agency under the Exchange Act is not appointed by the Current Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder and/or DTC, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Tax Treatment

        The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10. Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of DTC or any other clearing system (an "Alternative Clearing System") notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

11.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

12.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

13.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

14.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

15.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability



.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ....................................., being the registered holder of this Global Note Certificate, hereby transfers to...................
....................... of.....................................................
...............................................................................
................................................ US$ ..........................
............ in principal amount of the US$[amount] Series 1 Class [o]
Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.



Dated:  ....................................


By:  .......................................
     (duly authorised)


Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$10,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
              [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                   SERIES 1 CLASS A2 GLOBAL NOTE CERTIFICATE

                                 representing
            (euro)[o] Series 1 Class A2 Floating Rate Notes due [o]


1.      Introduction

        This Series 1 Class A2 Global Note Certificate is issued in respect of the (euro)[o] Series 1 Class A2 Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                                         [o] Euro
                                        ((euro)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                             CITIVIC NOMINEES LTD.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                                   [o] Euro

                                  ((euro)[o])

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] Euro ((euro)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "Alternative Clearing System"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Global Note Certificate, hereby transfers to
...............................................................................
................................ of ...........................................
...............................................................................
......................................................... .....................
............, (euro) ..................................... in principal amount of the (euro)[amount] Series 1 Class A2 Floating Rate Notes due [maturity]
(the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)50,000 or an integral multiple of (euro)1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                       [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                   SERIES 2 CLASS A1 GLOBAL NOTE CERTIFICATE

                                 representing
             US$[o] Series 2 Class A1 Floating Rate Notes due [o]


1.      Introduction

        This Series 2 Class A1 Global Note Certificate is issued in respect of the US$[o] Series 2 Class A1 Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                                [o] US Dollars
                                   (US$[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                                  CEDE & CO.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                                [o] US Dollars

                                   (US$[o])

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] US Dollars (US$[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the custodian for DTC of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) The Depository Trust Company ("DTC") has notified the Current Issuer that it is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a successor to DTC registered as a clearing agency under the Exchange Act is not appointed by the Current Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder and/or DTC, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Tax Treatment

        The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.     Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of DTC or any other clearing system (an "Alternative Clearing System") notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

11.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

12.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

13.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

14.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

15.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of CITIBANK, N.A.
as Registrar without recourse, warranty, or liability



.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ....................................., being the registered holder of this Global Note Certificate, hereby transfers to...................
....................... of.....................................................
...............................................................................
................................................ US$ ..........................
............ in principal amount of the US$[amount] Series 2 Class A1 Floating
Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.



Dated:  ....................................


By:  .......................................
     (duly authorised)


Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$10,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                       [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                  SERIES 2 CLASS [o] GLOBAL NOTE CERTIFICATE

                                 representing
           (euro)[o] Series 2 Class [o] Floating Rate Notes due [o]

1.      Introduction

        This Series 1 Class A2 Global Note Certificate is issued in respect of the (euro)[o] Series 2 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                                   [o] Euro
                                 ((euro)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                             CITIVIC NOMINEES LTD.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                                   [o] Euro

                                  ((euro)[o])

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] Euro ((euro)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "Alternative Clearing System"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

        IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:
[manual or facsimile signature]
(duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability


.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Global Note Certificate, hereby transfers to of

................................., (euro) .....................................
in principal amount of the (euro)[amount] Series 2 Class [o] Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

Dated:

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)50,000 or an integral multiple of (euro)1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                  SERIES 3 CLASS [o] GLOBAL NOTE CERTIFICATE

                                 representing
            (GBP)[o] Series 3 Class [o] Floating Rate Notes due [o]


1.      Introduction

        This Series 3 Class [o] Global Note Certificate is issued in respect of the (GBP)[o] Series 3 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                              [o] Pounds Sterling
                                  ((GBP)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                             CITIVIC NOMINEES LTD.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                              [o] Pounds Sterling

                                  ((GBP)[o])

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] Pounds Sterling
        ((GBP)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "Alternative Clearing System"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Global Note Certificate, hereby transfers to
...............................................................................
................................ of ...........................................
...............................................................................
...............................................................................
..........., (GBP) ..................................... in principal amount of the (GBP)[amount] Series 3 Class [o] Floating Rate Notes due [maturity]
(the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (GBP)50,000 or an integral multiple of (GBP)1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                   SERIES 3 CLASS A2 GLOBAL NOTE CERTIFICATE

                                 representing
             (GBP) [o] Series 3 Class A2 Fixed Rate Notes due [o]

1.      Introduction

        This Series 3 Class A2 Global Note Certificate is issued in respect of the (GBP) [o] Series 3 Class A2 Fixed Rate Notes due [o] (the
        "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), and is limited to the aggregate principal amount of

                              [o] Pounds Sterling
                                  ((GBP)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that:

                             CITIVIC NOMINEES LTD.

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of

                              [o] Pounds Sterling

                                  ((GBP)[o])

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [o] Pounds Sterling
        ((GBP)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Exchange for Individual Note Certificates

        This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("Individual Note Certificates") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.      Delivery of Individual Note Certificates

        Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "business day" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.      Conditions apply

        Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.      Notices

        Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "Alternative Clearing System"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.     Determination of Entitlement

        This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.     Authentication

        This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.     Governing law

        This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o] 2004.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability



.......................................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ................................., being the registered holder of this Global Note Certificate, hereby transfers to ..................
...............................................................................
........................................ of ...................................
...............................................................................
...............................................................................
.............................................................................
........................................, (GBP).................... in
principal amount of the (GBP)[amount] Series 3 Class A2 Fixed Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.


Dated:  ....................................

By:     ....................................
                             (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (GBP)50,000 or an integral multiple of (GBP)1,000 in excess thereof.

[Attached to the Global Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                                  SCHEDULE 2
                     FORMS OF INDIVIDUAL NOTE CERTIFICATES

------------------------------------------------------------------------------
US$[1,000/10,000]   [ISIN]   [CUSIP]   [COMMON CODE]   [SERIES]   [SERIAL NO.]
------------------------------------------------------------------------------

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)


                SERIES 1 CLASS [o] INDIVIDUAL NOTE CERTIFICATE

                                 representing
             US$[o] Series 1 Class [o] Floating Rate Notes due [o]


1.      Introduction

        This Series 1 Class [o] Individual Note Certificate is issued in respect of the US$[o] Series 1 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                                [o] US Dollars
                                   (US$[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                    US$[o]

                         US Dollars [amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o] US Dollars (US$[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Tax Treatment

        The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

11.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

12.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers to
...............................................................................
............................ of ...............................................
..............................................................................,
US$ ..................................... in principal amount of the
US$[amount] Series 1 Class [o] Floating Rate Notes due [maturity] (the
"Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agency and Agent Bank Agreement.

Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$10,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                      FORM OF INDIVIDUAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                 SERIES 1 CLASS A2 INDIVIDUAL NOTE CERTIFICATE

                                 representing
            (euro)[o] Series 1 Class A2 Floating Rate Notes Due [o]


1.      Introduction

        This Series 1 Class A2 Individual Note Certificate is issued in respect of the (euro)[o] Series 1 Class A2 Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                                   [o] Euro
                                  ((euro)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                   (euro)[o]

                             Euro[amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o] Euro ((euro)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers to
...............................................................................
............................ of ...............................................
...............................................................................
...............................................................................
..............................................................................,
(euro) ..................................... in principal amount of the
(euro)[amount] Series 1 Class A2 Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.


Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)50,000 or an integral multiple of (euro)1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

                  [Name]          [Name]
                [Address]       [Address]

                      FORM OF INDIVIDUAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                 SERIES 2 CLASS A1 INDIVIDUAL NOTE CERTIFICATE

                                 representing
             US$[o] Series 2 Class A1 Floating Rate Notes Due [o]


1.      Introduction

        This Series 2 Class A1 Individual Note Certificate is issued in respect of the US$[o] Series 2 Class A1 Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                                 [o]US Dollars
                                   (US$[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                    US$[o]

                         US Dollars [amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o]US Dollars (US$[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Tax Treatment

        The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.     Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

11.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

12.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers to
...............................................................................
............................ of ...............................................
...............................................................................
...............................................................................
..............................................................................,
US$ ..................................... in principal amount of the
US$[amount] Series 2 Class A1 Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.


Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$10,000 or an integral multiple of US$1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                       [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                SERIES 2 CLASS [o] INDIVIDUAL NOTE CERTIFICATE

                                 representing
           (euro)[o] Series 2 Class [o] Floating Rate Notes Due [o]


1.      Introduction

        This Series 2 Class [o] Individual Note Certificate is issued in respect of the (euro)[o] Series 2 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                                   [o] Euro
                                 ((euro)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                   (euro)[o]

                             Euro[amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o] Euro ((euro)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC


By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability




.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers to
...............................................................................
............................ of ...............................................
...............................................................................
...............................................................................
..............................................................................,
(euro) ..................................... in principal amount of the
(euro)[amount] Series 2 Class [o] Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.


Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (euro)50,000 or an integral multiple of (euro)1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

                   [Name]                                       [Name]
                 [Address]                                    [Address]

                      FORM OF INDIVIDUAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                SERIES 3 CLASS [o] INDIVIDUAL NOTE CERTIFICATE

                                 representing
           (GBP) [o] Series 3 Class [o] Floating Rate Notes Due [o]


1.      Introduction

        This Series 3 Class [o] Individual Note Certificate is issued in respect of the (GBP) [o] Series 3 Class [o] Floating Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                              [o] Pounds Sterling
                                  ((GBP)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                   (GBP) [o]

                       Pounds Sterling [amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o] Pounds Sterling ((GBP)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC



By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability


.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers
to................ of ........................................................
...............................................................................
...............................................................................
......................................, (GBP) .................................
in principal amount of the (GBP) [amount] Series 3 Class [o] Floating Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.

Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (GBP)50,000 or an integral multiple of (GBP)1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]

                      FORM OF INDIVIDUAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 04-3 PLC
           (Incorporated with limited liability in England and Wales
                       with registered number 5168395)

                 SERIES 3 CLASS A2 INDIVIDUAL NOTE CERTIFICATE

                                 representing
             (GBP) [o] Series 3 Class A2 Fixed Rate Notes Due [o]


1.      Introduction

        This Series 3 Class A2 Individual Note Certificate is issued in respect of the (GBP) [o] Series 3 Class A2 Fixed Rate Notes due [o] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer"), limited to the aggregate principal amount of

                              [o] Pounds Sterling
                                  ((GBP)[o])

        The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Trust Deed") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "Note Trustee") and are the subject of a paying agent and agent bank agreement dated [22] September 2004 (as amended or supplemented from time to time, the "Current Issuer Paying Agent and Agent Bank Agreement") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "Registrar", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.      References to Conditions

        References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.      Registered Holder

        This is to certify that

                                 [Noteholder]

        is the person registered in the register maintained by the Registrar in relation to the Notes (the "Register") as the duly registered holder (the "Holder") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                   (GBP) [o]

                       Pounds Sterling [amount in words]

        in aggregate principal amount of the Notes.

4.      Promise to pay

        Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [o] Pounds Sterling ((GBP)[o])) on the Payment Date falling in [o] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.      Payments

        Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.      Conditions apply

        Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "Note Certificate" or "Note Certificates" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.      Determination of Entitlement

        This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.      Authentication

        This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.      Definitions

        Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.     Rights of Third Parties

        No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.     Governing law

        This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 04-3 PLC



By:     ....................................
        [manual or facsimile signature]
        (duly authorised)

ISSUED in London, England on [o].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability


.............................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED ..................................................., being the registered holder of this Individual Note Certificate, hereby transfers
to................ of ........................................................
...............................................................................
...............................................................................
....................................., (GBP) ..................................
in principal amount of the (GBP) [amount] Series 3 Class A2 Fixed Rate Notes due [maturity] (the "Notes") of Granite Mortgages 04-3 plc (the "Current Issuer") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.

Dated:  ....................................

By:     ....................................
                           (duly authorised)

Notes

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to (GBP)50,000 or an integral multiple of (GBP)1,000 in excess thereof.



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[Attached to the Individual Note Certificate:]

        [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                                       REGISTRAR
               [Name]                                         [Name]
             [Address]                                      [Address]

PAYING AGENTS AND TRANSFER AGENT

[Name]                  [Name]
[Address]               [Address]




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                                  SCHEDULE 3
                    CURRENT ISSUER CONDITIONS OF THE NOTES

                                  SCHEDULE 4
                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1       (A)     Definitions

                As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

                "Basic Terms Modification" means any of the following matters, namely:

                (i) any reduction or cancellation of the amount payable or, where applicable, any modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or any modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Current Issuer Notes;

                (ii) any alteration in the priority in which payments are made to Noteholders pursuant to any Current Issuer Priority of Payments;

                (iii) any alteration of the currency in which payments under the Current Issuer Notes are to be made;

                (iv) any alteration of the quorum or majority required to pass an Extraordinary Resolution in respect of any such Basic Terms Modification; and

                (v) any alteration of this proviso or the proviso to paragraph 6 below;

                "Block Voting Instruction" shall mean, in relation to any Meeting, an English language document issued by the Registrar and dated in which:

                (a)     it is certified that:

                        (i) certain specified Current Issuer Notes (each a "Blocked Note") have been blocked in an account with a clearing system and will not be released until the conclusion of the Meeting and that the holder of each Blocked Note or a duly authorised person on its behalf has instructed the Registrar that the votes attributable to such Blocked Note are to be cast in a particular way on each resolution to be put to the Meeting; or

                        (ii) each registered holder of such Current Issuer Notes or a duly authorised person on its behalf has instructed the Registrar that the vote(s) attributable to the Current Issuer Note or Current Issuer Notes so held (each a "Relevant Note") should be cast in a particular way in relation to the resolution or resolutions to be put to such Meeting or any adjourned such Meeting;



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                        (iii)   and in each case that, all such instructions
                                are, during the period commencing 48 hours prior to the time for which such Meeting or any such adjourned Meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

                (b) the aggregate principal amount of the Blocked Notes and Relevant Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                (c) one or more persons named in such document is or are authorised and instructed by such Registrar to cast the votes attributable to such Blocked Note and Relevant Notes so listed in accordance with the instructions referred to in (a) above as set out in such document;

                "Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 4 (Chairman);

                "Extraordinary Resolution" means (a) a resolution passed at a Meeting duly convened and held in accordance with the provisions of this Schedule 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a particular class of Current Issuer Notes which resolution may be contained in one document or several documents in like form each signed by or on behalf of one or more of the relevant Noteholders;

                "Form of Proxy" means, in relation to any Meeting, a document in the English language available from the Registrar signed by a Noteholder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorised officer of the corporation and delivered to the Registrar not later than 48 hours before the time fixed for such Meeting, appointing one or more persons who is or are authorised and instructed to vote in respect of the Current Issuer Notes held by such Noteholder;

                "Meeting" shall mean a meeting of Noteholders (whether originally convened or reviewed following an adjournment);

                "Proxy" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction or a Form of Proxy other than:

                (a) any such person whose appointment has been revoked and in relation to whom the Registrar has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and



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                (b)     any such person appointed to vote at a Meeting which
                        has been adjourned for want of a quorum and who has not been re-appointed to vote at a Meeting when it is resumed;

                "Current Issuer Notes" and "Noteholders" shall mean:

                (a) in connection with a Meeting of Senior Noteholders, Senior Notes and Senior Noteholders, respectively;

                (b) in connection with a Meeting of Mezzanine Noteholders, Mezzanine Notes and Mezzanine Noteholders respectively;

                (c) in connection with a Meeting of the Class M Noteholders, Class M Notes and Class M Noteholders respectively; and

                (d) in connection with a Meeting of Junior Noteholders, Junior Notes and Junior Noteholders respectively;

                "Written Resolution" means a resolution in writing signed by or on behalf of all holders of a class of Current Issuer Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the relevant class of Current Issuer Notes;

                "24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

                "48 hours" means 2 consecutive periods of 24 hours.

(B)     Issue of Block Voting Instructions

        The holder of a Current Issuer Note may require the Registrar to issue a Block Voting Instruction by arranging (to the satisfaction of the Registrar) for such Current Issuer Note to be blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. The holder of a Current Issuer Note may require the Registrar to issue a Block Voting Instruction by delivering to the Registrar written instructions not later than 48 hours before the time fixed for the relevant Meeting. Any holder of a Current Issuer Note may obtain an uncompleted and unexecuted Form of Proxy from the Registrar. A Block Voting Instruction and a Form of Proxy cannot be outstanding simultaneously in respect of the same Current Issuer Note.



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



(C)     References to Blocking/Release of Current Issuer Notes

        Where Current Issuer Notes are represented by Global Note Certificates or are held in individual certificated form within a Clearing System) references to blocking or release, of Current Issuer Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of the relevant Clearing System.

(D)     Issue of Forms of Proxy

        (i) A holder of Current Issuer Notes may obtain an uncompleted and unexecuted Form of Proxy from the Registrar.

        (ii) Any holder of Current Issuer Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "Representative") in connection with any Meeting.

        (iii) Any Proxy or Representative shall, so long as such appointment remains in force, be deemed for all purposes in connection with the relevant Meeting, to be the holder of the Current Issuer Notes to which such appointment relates and the holder of the Current Issuer Notes shall be deemed for such purposes not to be the holder.

2.      Convening of Meeting

        The Current Issuer or the Note Trustee may convene a Meeting at any time, and the Note Trustee shall be obliged to do so subject to it being indemnified to its satisfaction upon a request in writing of Noteholders holding not less than one-tenth in principal amount of the outstanding Current Issuer Notes of any class or classes entitled to vote and, if the Current Issuer defaults for a period of seven days in convening such a Meeting, the same may be convened by the Note Trustee or the requisitionists. Every such Meeting shall be held on such date and at such time and place as the Note Trustee may appoint or approve.

3.      Notice

        At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the Meeting is to be held) specifying the place, day and hour of Meeting shall be given to the Noteholders or, as the case may be the Noteholders of any class of Current Issuer Notes entitled to vote, the Paying Agents, the Agent Bank and the Registrar prior to any Meeting. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the Meeting thereby convened and shall specify the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (a) Current Issuer Notes may be blocked in clearing systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before the time fixed for the Meeting and (b) a Noteholder may appoint a Proxy either
        (i) under a Block Voting Instruction by delivering written instructions to the Registrar or (ii) by executing and delivering a Form of Proxy to the Specified Office of the Registrar, in either case until 48 hours before the time fixed for the Meeting. A copy of the notice shall be sent by post to the Note Trustee (unless the Meeting is convened by the Note Trustee) and, to the Current Issuer (unless the Meeting is convened by the Current Issuer).




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4.      Chairman

        A person (who may, but need not be, a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant Meeting, but if no such nomination is made or if at any Meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the Meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Current Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was Chairman of the Meeting from which the adjournment took place.

5.      Quorum

        Subject as provided in the Current Issuer Conditions:

        (a) any such Meeting of two or more persons present holding Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Current Issuer Notes of the relevant class or classes for the time being outstanding (or, at any adjourned Meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Current Issuer Notes of the relevant class or classes) shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any Meeting unless the requisite quorum be present at the commencement of the relevant business;

        (b) the quorum at any such Meeting for passing an Extraordinary Resolution other than an Extraordinary Resolution to sanction a Basic Term Modification shall (subject as provided below) be two or more persons present holding or representing Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate more than half of the aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the Current Issuer Notes of the relevant class of classes (or, at any adjourned Meeting, two or more persons being or representing Noteholders whatever the aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the relevant class or classes so held or represented); or

        (c) at any Meeting the business of which includes the passing of an Extraordinary Resolution to sanction a Basic Terms Modification, the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate not less than three quarters in aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the relevant class or classes (or, at any adjourned Meeting, two or more persons present holding or representing in the aggregate not less than one quarter in aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the relevant class or classes);



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        Provided always that so long as at least the relevant fraction of the aggregate Principal Amount Outstanding of the relevant class of Current Issuer Notes referred to in sub-paragraph (a), (b) or (c) above, as the case may be, is represented by a Global Note Certificate or a single Individual Note Certificate, a single person being a Proxy or Representative of such class of Current Issuer Notes represented thereby shall be deemed to be two persons for the purpose of forming a quorum.

6.      Adjournment for want of quorum

        If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any Meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present:

        (a) if convened upon the requisition of Noteholders, the Meeting shall be dissolved; and

        (b) in any other case, the Meeting shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a Meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such Meeting and approved by the Note Trustee).

        Provided, however, that, if within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned Meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Meeting shall be dissolved as no Meeting may be adjourned more than once for want of a quorum.

7.      Notice following Adjournment

        Notice of any adjourned Meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original Meeting as provided in paragraph 3 above, but as if 10 days notice (exclusive of the day on which the notice is given and the day on which the Meeting is to be resumed) were substituted for the 21 days notice as provided in paragraph 3 above, and such notice shall specifically state the relevant quorum requirements which will apply when the Meeting resumes. Subject as aforesaid it shall not be necessary to give any notice of an adjourned Meeting.

8.      Show of hands

        Every question submitted to a Meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a Proxy or as a Representative.




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9.      Chairman's declaration

        At any Meeting, unless a poll is (before or on the declaration of the result of the show of hands) validly demanded by the Chairman, the Current Issuer, the Note Trustee or any person present holding a Individual Note Certificate or being a Proxy or Representative (whatever the principal amount of the Current Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10.     Poll

        Subject to paragraph 12 (Limitation on Adjournments) below, if at such Meeting a poll is demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the Meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the Meeting for the transaction of any business other than the motion on which the poll has been demanded.

11.     Adjourned Meeting

        The Chairman may with the consent of (and shall if directed by) any such Meeting adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully (but for lack of required quorum) have been transacted at the Meeting from which the adjournment took place.

12.     Limitation on Adjournments

        Any poll demanded at any adjourned Meeting on the election of a Chairman or on any question of adjournment shall be taken at the Meeting without adjournment.

13.     Participation

        Any Proxy and/or Representative, the Note Trustee and its lawyers and financial advisers and any director, officer or employee of a corporation being a trustee of the Current Issuer Trust Deed and any director or officer of the Current Issuer and its lawyers and financial advisers, the Registrar, and any other person authorised so to do by the Meeting or the Note Trustee may attend and speak at any Meeting. Save as aforesaid, but without prejudice to the definition of "Principal Amount Outstanding", no person shall be entitled to attend and speak nor shall any person be entitled to vote at any Meeting or join with others in requesting the convening of such a Meeting or to exercise the rights conferred on the Noteholders by Clause 7 (Proceedings, Actions and Indemnification) of the Current Issuer Trust Deed unless he either produces a Note Certificate or is a Proxy or a Representative or is the holder of an Individual Note Certificate or Individual Note Certificates. No person shall be entitled to vote at any Meeting in respect of Current Issuer Notes held by, for the benefit of, or on behalf of, the Current Issuer or the Borrowers. Nothing herein shall prevent any of the Proxies named in any Block Voting Instruction or Form of Proxy or any



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        Representative from being a director, officer or representative of or otherwise connected with the Current Issuer.

14.     Votes

        Subject as provided in paragraph 13 (Participation) hereof at any
        Meeting:

        (a) on a show of hands every person who is present in person and is a holder of Current Issuer Notes or is a Proxy or Representative shall have one vote; and

        (b) on a poll every such person who is so present shall have one vote in respect of each US$1,000 (in the case of the Dollar Notes) or (GBP)1,000 (in the case of the Sterling Notes) or
               (euro)1,000 (in the case of the Euro Notes) in Principal Amount Outstanding of the Current Issuer Notes in respect of which he is a Proxy or Representative or in respect of which he is the holder.

        Without prejudice to the obligations of the proxies named in any Block Voting Instruction or Form of Proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.     Proxies need not be Noteholders

        The Proxies named in any Block Voting Instruction or Form of Proxy and representatives need not be Noteholders.

16.     Deposit of votes

        Each Block Voting Instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Registrar and each Form of Proxy shall be deposited by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the Meeting or adjourned Meeting at which the Proxies named in the Block Voting Instruction or Form of Proxy propose to vote and in default the Block Voting Instruction or Form of Proxy shall not be treated as valid unless the Chairman decides otherwise before such Meeting or adjourned Meeting proceeds to business. A notarially certified copy of each Block Voting Instruction and Form of Proxy shall be deposited with the Note Trustee before the commencement of the Meeting or adjourned Meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the Proxies named in any such Block Voting Instruction or Form of Proxy.

17.     Validity of Votes by Proxies

        Any vote by a Proxy given in accordance with the terms of a Block Voting Instruction or Form of Proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or the Form of Proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the Noteholder by the Registrar by the time being 24 hours before the time appointed for holding the Meeting or adjourned Meeting at which the Block Voting Instruction or Form of Proxy is to be used. Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in



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        force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction or Form of Proxy to vote at the Meeting when it is resumed.

18.     Record Date

        The Current Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Current Issuer Note is registered in the Register on the record date at close of business in the city in which the Registrar has its Specified Office shall be deemed to be the holder of such Current Issuer Note for the purposes of such Meeting and notwithstanding any subsequent transfer of such Current Issuer Note or entries in the Register; and provided that any Proxy appointed pursuant to a Form of Proxy shall so long as such appointment remains in force, be deemed for all purposes in connection with any Meeting or proposed Meeting specified in such appointment, to be the holder of the Current Issuer Note to which such appointment relates and the holder of the Current Issuer Note shall be deemed for the purposes not to be the holder.

19.     Powers

        Subject always to the provisions of Clause 11 (Modification and Waiver) of the Current Issuer Trust Deed and the Current Issuer Conditions, a Meeting shall, in addition to the powers hereinbefore given, have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 (Quorum) and 6 (Adjournment for want of Quorum) above) namely:

        (A) power to sanction any compromise or arrangement proposed to be made between the Current Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

        (B) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Current Issuer against any other or others of them or against any other party to any of the Current Issuer Transaction Documents or against any of their property whether such rights shall arise under the Current Issuer Trust Deed, any other Current Issuer Transaction Document or otherwise;

        (C) power to assent to any modification of the provisions of the Current Issuer Conditions, the Current Issuer Trust Deed or any other Current Issuer Transaction Document which shall be proposed by the Current Issuer, the Note Trustee, or any Noteholder or any other person;

        (D) power to give any authority or sanction which under the provisions of the Current Issuer Conditions or the Current Issuer Trust Deed is required to be given by Extraordinary Resolution;



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        (E)     power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

        (F) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Current Issuer Trust Deed;

        (G) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Current Issuer Trust Deed;

        (H)     power to remove any trustee;

        (I) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

        (J) power to sanction any scheme or proposal for the exchange or sale of the Current Issuer Notes for or the conversion of the Current Issuer Notes into or the cancellation of the Current Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Current Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Individual Note Certificates held by them in favour of the persons with or to whom the Current Issuer Notes are to be exchanged or sold respectively, provided, however, that:

        (i) no Extraordinary Resolution of the Senior Noteholders or the Mezzanine Noteholders or the Class M Noteholders or the Junior Noteholders to sanction a Basic Terms Modification shall be effective for any purpose unless it shall have been sanctioned by an Extraordinary Resolution of (aa) (in the case of an Extraordinary Resolution of the Senior Noteholders) the Mezzanine Noteholders, the Class M Noteholders and the Junior Noteholders or (bb) (in the case of an Extraordinary Resolution of the Mezzanine Noteholders) the Senior Noteholders (to the extent that any Senior Notes are then outstanding), the Class M Noteholders and the Junior Noteholders or (cc) (in the case of an Extraordinary Resolution of the Class M Noteholders) the Senior Noteholders, the Mezzanine Noteholders (to the extent that any Senior Notes and/or Mezzanine Notes are then outstanding) and the Junior Noteholders, or (dd) (in the case of an Extraordinary Resolution of the Junior Noteholders) the Senior Noteholders, the Class M Noteholders and the Mezzanine Noteholders (to the extent that any Senior Notes, Class M Notes and/or Mezzanine Notes are then outstanding).



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



        (ii) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Mezzanine Noteholders shall be effective for any purpose while any Senior Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders.

        (iii) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Class M Noteholders shall be effective for any purpose while any Senior Notes or Mezzanine Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders and/or Mezzanine Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders and/or Mezzanine Noteholders.

        (iv) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Junior Noteholders shall be effective for any purpose while any Senior Notes, Mezzanine Notes or Class M Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders, the Mezzanine Noteholders and/or the Class M Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders, the Mezzanine Noteholders and/or the Class M Noteholders (as the case may be).

20.     Extraordinary Resolution binds all Noteholders

        Subject to the provisos to paragraph 19 (Powers), any Extraordinary Resolution passed at a Meeting duly convened and held in accordance with the Current Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such Meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such Extraordinary Resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any Extraordinary Resolution duly considered by the Noteholders shall be given by the Current Issuer to the Noteholders in accordance with Condition 14 (Notice to Noteholders) within 14 days of such result being known provided that the non-publication of such notice shall not invalidate such result.

21.     Senior Notes

        Notwithstanding the foregoing, the following additional provisions shall apply to Senior Notes:

        (i) a single Meeting of the holders of all series of Senior Notes may be held whether or not there is a conflict of interest between the holders of such Senior Notes;

        (ii) there shall be no provision for a Meeting of the holders of one series only of the Senior Notes; and



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


        (iii) as the Senior Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Senior Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

22.     Mezzanine Notes

        Notwithstanding the foregoing, the following additional provisions shall apply to Mezzanine Notes:

        (i) a single Meeting of the holders of all series of Mezzanine Notes may be held whether or not there is a conflict of interest between the holders of such Mezzanine Notes;

        (ii) there shall be no provision for a Meeting of the holders of one series only of the Mezzanine Notes; and

        (iii) as the Mezzanine Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Mezzanine Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

23.     Class M Notes

        Notwithstanding the foregoing, the following additional provisions shall apply to Class M Notes:

        (i) a single Meeting of the holders of all series of the Class M Notes may be held whether or not there is a conflict of interest between the holders of such Class M Notes;

        (ii) there shall be no provision for a Meeting of the holders of one series only of the Class M Notes; and

        (iii) as the Class M Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Class M Note denominated in US Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or the Euro Currency Swap Rate, as the case may be.

24.     Junior Notes

        Notwithstanding the foregoing, the following additional provisions shall apply to Junior Notes

        (i) a single Meeting of the holders of all series of Junior Notes may be held whether or not there is a conflict of interest between the holders of such Junior Notes;

        (ii) there shall be no provision for a Meeting of the holders of one series only of the Junior Notes; and



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



        (iii) as the Junior Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Junior Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

25.     Minutes

        Minutes of all resolutions and proceedings at every Meeting shall be made and entered in books to be from time to time provided for that purpose by the Current Issuer and any such minutes as aforesaid if purporting to be signed by the Chairman of the Meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such Meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

26.     Further Regulations

        Subject to all other provisions of the Current Issuer Trust Deed, the Note Trustee may without the consent of the Current Issuer or the Noteholders:-

        (i) prescribe such further regulations regarding the requisitioning and/or the holding of Meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit; and

        (ii) interpret the Current Issuer Conditions in the context of the more detailed provisions set out herein.



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



                                EXECUTION PAGE


The Current Issuer
Executed by
GRANITE MORTGAGES 04-3 PLC
as its deed as follows:
Signed for and on its             By
behalf by one of its                     ------------------------------------
directors and by another                 for and on behalf of LDC
of its directors/its                     Securitisation Director No.1 Limited
secretary

                                  Name    Clive Rakestrow
                                          ------------------------------------

                                  By
                                          ------------------------------------
                                          for and on behalf of LDC
                                          Securitisation Director No.2 Limited

                                  Name    Sharon Tyson
                                          ------------------------------------

The Note Trustee
Executed by
THE BANK OF NEW YORK
as follows:
Signed for and on its             By
behalf by one of its                      ------------------------------------
duly authorised                           Duly Authorised Attorney/Signatory
attorneys/signatories

                                  Name
                                          ------------------------------------



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